                                                                    May 15, 1998

Dear Shareholder:

    A Special Meeting of Shareholders of the Balanced and Small Cap Value Equity Portfolios of Morgan Stanley Institutional Fund, Inc. ("MSIF") has been scheduled for June 19, 1998. If you were a Shareholder of record of either of these Portfolios as of the close of business on April 24, 1998, you are entitled to vote at the meeting and for any adjournment of the meeting.

    The attached Proxy Statement/Prospectus gives you information relating to the proposal upon which you are being asked to vote. The Board of Directors is recommending that you approve a reorganization under which your Portfolio would transfer all of its assets and liabilities to a corresponding portfolio of MAS Funds in return for shares of that MAS Funds Portfolio. Assuming approval by Shareholders, you will receive an amount of shares of the appropriate class of the corresponding MAS Funds Portfolio equal in value to your MSIF Portfolio shares. Miller Anderson & Sherrerd, LLP, the adviser to the MAS Funds family of funds, is an affiliate of Morgan Stanley Asset Management Inc., the adviser to MSIF. It is anticipated that the transaction will be tax free for Shareholders, and the Board of Directors expects it to result in operational efficiencies. We encourage you to follow the Directors' recommendation to approve the proposal.

    Your vote is important to us. Your immediate response will help prevent the need for additional solicitations. Thank you for taking the time to consider this important proposal and for your investment in the Portfolios.

    PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                          Sincerely,
                                          Michael F. Klein
                                          PRESIDENT

               INFORMATION ABOUT YOUR PROXY STATEMENT/PROSPECTUS

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT/PROSPECTUS?

A. MSIF is seeking your approval of a reorganization of the Balanced and Small Cap Value Equity Portfolios whereby each Portfolio would transfer all of its assets and liabilities to a similar, corresponding portfolio of MAS Funds in return for shares of that MAS Funds Portfolio. The MSIF Portfolios then would distribute those shares to their shareholders in liquidation. MSIF shareholders who own Class A shares will receive MAS Funds Institutional Class shares, while MSIF Class B shareholders will receive MAS Funds Adviser Class shares. The reorganizations are being proposed principally to achieve greater efficiency in managing the Portfolios.

      Please refer to the proxy statement/prospectus for a detailed explanation of the proposed item and for a fuller description of MAS Funds.

Q.    WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.    HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the item proposed on the enclosed proxy card.

Q.    WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Each Portfolio is paying for its portion of the expenses relating to the meeting.

Q.    WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card to:

      Proxy Tabulator
      P.O. Box 9122
      Hingham, MA 02043-9717

Q.    WHO DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-733-8481 ext. 442 between 9:00 a.m. and 11:00 p.m. Eastern time, Monday through Friday.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK, 10020

                                 --------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 19, 1998
                                 -------------

    Notice is hereby given that a Special Meeting of Shareholders of the Balanced and Small Cap Value Equity Portfolios of the Morgan Stanley Institutional Fund, Inc. ("MSIF") will be held at the offices of Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, NY, Conference Room 3, 22nd Floor on June 19, 1998 at 4:00 p.m. (Eastern Time) for the purposes of considering the proposals set forth below.

    PROPOSAL 1:  Approval of an Agreement and Plan of Reorganization and
                 Liquidation providing for (i) the transfer of all of the assets and liabilities of the MSIF Small Cap Value Equity Portfolio to the MAS Funds ("MAS") Mid Cap Value Portfolio in exchange for shares of the MAS Mid Cap Value Portfolio; (ii) the distribution of the MAS Mid Cap Value Portfolio shares so received to shareholders of the MSIF Small Cap Value Equity Portfolio; and (iii) the termination under state law of the MSIF Small Cap Value Equity Portfolio;

    PROPOSAL 2:  Approval of an Agreement and Plan of Reorganization and
                 Liquidation providing for (i) the transfer of all of the assets and liabilities of the MSIF Balanced Portfolio to the MAS Balanced Portfolio in exchange for shares of the MAS Balanced Portfolio; (ii) the distribution of the MAS Balanced Portfolio shares so received to shareholders of the MSIF Balanced Portfolio; and (iii) the termination under state law of the MSIF Balanced Portfolio;

    PROPOSAL 3:  The transaction of such other business as may properly be brought before the meeting.

    Shareholders of record as of the close of business on April 24, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

    SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF MSIF. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                          Valerie Y. Lewis
                                          SECRETARY

May 15, 1998

                           PROXY STATEMENT/PROSPECTUS

                               DATED MAY 8, 1998
                                 --------------

       RELATING TO THE ACQUISITION OF THE ASSETS OF CERTAIN PORTFOLIOS OF
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 1-800-548-7786
                                 --------------

                             BY AND IN EXCHANGE FOR
                        SHARES OF CERTAIN PORTFOLIOS OF
                                   MAS FUNDS
                                ONE TOWER BRIDGE
                     WEST CONSHOHOCKEN, PENNSYLVANIA 19428
                                 1-800-354-8185

    This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of the Morgan Stanley Institutional Fund, Inc. ("MSIF") in connection with the Special Meeting of Shareholders (the "Meeting") of the MSIF Small Cap Value Equity and Balanced Portfolios (each an "MSIF Portfolio") to be held on June 19, 1998 at 4:00 p.m. (Eastern Time) at the offices of Morgan Stanley Asset Management Inc., 1221 Avenue of the Americas, New York, NY, Conference Room 3, 22nd Floor. At the meeting, shareholders of each MSIF Portfolio will be asked to consider and approve an Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement"), by and between MSIF and MAS Funds ("MAS") on behalf of its Mid Cap Value and Balanced Portfolios thereof (each an "MAS Portfolio"; the MSIF Portfolios and MAS Portfolios are referred to collectively as "Portfolios") and the matters contemplated therein. A copy of the Reorganization Agreement is attached as Exhibit A.

    The Reorganization Agreement provides that each MSIF Portfolio will transfer all of its known assets and known liabilities to a corresponding MAS Portfolio identified below opposite each name:

MAS ACQUIRING PORTFOLIOS                                        MSIF ACQUIRED PORTFOLIOS
--------------------------------------------------------  ------------------------------------
Mid Cap Value Portfolio.................................  Small Cap Value Equity Portfolio
Balanced Portfolio......................................  Balanced Portfolio

    In exchange for the transfers of these assets and liabilities, MAS will simultaneously issue shares in the two MAS Portfolios to the corresponding MSIF Portfolios listed above in an amount equal in value to the net asset value of the MSIF Portfolios' shares.

    The MSIF Portfolios have two classes of shares (Class A and Class B), and the MAS Portfolios have three classes of shares (Institutional, Investment and Adviser). Holders of Class A shares of each MSIF Portfolio will receive an amount of Institutional Class shares of the corresponding MAS Portfolio equal in value to their MSIF Portfolio Class A shares. Holders of Class B shares of each MSIF Portfolio will receive an amount of Adviser Class shares of the corresponding MAS Portfolio equal in value to their MSIF Portfolio Class B shares.

    Immediately after the transfer of the MSIF Portfolios' assets and liabilities, the MSIF Portfolios will make liquidating distributions of the MAS Portfolios' shares received to shareholders of the MSIF Portfolios, so that a holder of shares in a MSIF Portfolio at the Effective Time of the Reorganization (as defined in the Reorganization Agreement) will receive shares of the corresponding MAS Portfolio with the same aggregate net asset value as the shareholder had in the MSIF Portfolio immediately before the Reorganization. Following the Reorganization, shareholders of the MSIF Portfolios will be shareholders of the corresponding MAS Portfolios, and the MSIF Portfolios will be terminated under state law.

    MAS and MSIF are both open-end, management investment companies. Miller Anderson & Sherrerd, LLP ("Miller Anderson") provides investment advisory services to the MAS Portfolios. Morgan Stanley Asset Management Inc. ("MSAM") provides investment advisory services to MSIF. Miller Anderson is wholly-owned, indirectly, by MSAM and certain of its affiliates. Miller Anderson and MSAM are wholly-owned, directly or indirectly, by Morgan Stanley Dean Witter & Co.

    This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of each of the MSIF Portfolios should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the SEC, are incorporated in whole or in part by reference. A Statement of Additional Information dated May 8, 1998, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the MSIF Portfolios and the MAS Portfolios, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to MAS Funds, One Tower Bridge, West Conshohocken, PA 19428 or by calling toll-free 1-800-354-8185.

    For a more detailed discussion of the investment objectives, policies, risks and restrictions of the MSIF Portfolios, see the prospectus for the MSIF Portfolios, dated May 1, 1998, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to the MSIF Portfolios and not to any other portfolio of MSIF described therein. It is available without charge by calling 1-800-548-7786. For a more detailed discussion of the investment objectives, policies, risks and restrictions of the MAS Portfolios, see the prospectus for MAS Funds relating to
(i) the Institutional Class shares of the MAS Portfolios, dated January 31, 1998, as supplemented, or (ii) the Adviser Class shares of the MAS Portfolios dated January 31, 1998, as supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the MAS Portfolios, and not to any other portfolio of MAS Funds described therein. A copy of the applicable prospectus for the MAS Portfolios accompanies this Proxy Statement/Prospectus. A Statement of Additional Information for the MAS Portfolios dated January 31, 1998 has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. A copy is available upon request and without charge by calling 1-800-354-8185.

    This Proxy Statement/Prospectus constitutes the proxy statement of MSIF for the Meeting and is expected to be sent to shareholders on or about May 15, 1998.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                                                             PAGE
                                                                                                           ---------
Synopsis.................................................................................................          4

  The Reorganization.....................................................................................          4

  The Funds..............................................................................................          4

Risks....................................................................................................          8

Reasons for the Reorganization...........................................................................         11

Information Relating to the Reorganization...............................................................         13

The Portfolios' Investment Objectives and Policies.......................................................         15

The Portfolios' Purchase, Exchange and Redemption Procedures.............................................         16

Portfolio Transactions...................................................................................         17

Shareholder Rights.......................................................................................         17

Information About the Portfolios.........................................................................         19

Voting Matters...........................................................................................         20

Other Business...........................................................................................         27

Shareholder Inquiries....................................................................................         27

Appendix A -- Performance of the Portfolios..............................................................        A-1

Exhibit A -- Form of Agreement and Plan of Reorganization and Liquidation................................        E-1

                                    SYNOPSIS

    The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified by reference to the more complete information contained herein and in the attached Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully.

THE REORGANIZATION

    BACKGROUND. The Board of Directors of MSIF, including the Directors who are not "interested persons" of MSIF within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), has unanimously approved, subject to shareholder approval, entry into an Agreement and Plan of Reorganization between MSIF and MAS. A copy of the form of Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement") is attached hereto as Exhibit
A. The Reorganization Agreement provides that each MSIF Portfolio will transfer all of its assets and stated liabilities to the corresponding MAS Portfolio in exchange for shares of that MAS Portfolio. Each MSIF Portfolio will distribute the MAS Portfolio shares that it receives to its shareholders in liquidation. Each MSIF Portfolio will then be terminated under state law. No sales charge will be imposed in connection with these transactions.

    The Board of Directors of MSIF has concluded that the Reorganization would be in the best interests of the MSIF Portfolios and their shareholders and that the interests of existing shareholders in the MSIF Portfolios would not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Directors of MSIF recommends that you vote for approval of the Reorganization Agreement.

    TAX CONSEQUENCES. The consummation of the Reorganization is subject to the receipt of an opinion of counsel to MSIF to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

    SPECIAL CONSIDERATIONS AND RISK FACTORS. Although the investment objectives and policies of the MAS Portfolios and the MSIF Portfolios are, in many respects, similar, management of MSIF believes that an investment in the corresponding MAS Portfolios involves investment characteristics, including risks, that are, in some respects, different from those of the MSIF Portfolios. Because of these different risks and other differences in the investment objectives and policies of the MAS Portfolios, shareholders should consider whether the corresponding MAS Portfolio conforms to their investment objectives.

THE FUNDS

    BUSINESS OF THE FUNDS. MSIF is a no-load, open-end management investment company, which offers redeemable shares in a series of diversified and non-diversified investment portfolios. It was organized as a Maryland corporation on June 16, 1988. MSIF offers two classes of shares, Class A shares and Class B shares. Class A shares differ from Class B shares with respect to distribution costs, as set forth in the prospectus.

    MAS is a no-load, open-end, management investment company, which offers redeemable shares in a series of diversified and non-diversified investment portfolios. It was organized as a Pennsylvania business trust on September 15, 1984. MAS offers three classes of shares, Institutional, Investment and Adviser, which differ with respect to distribution and shareholder servicing costs, as set forth in the prospectus.

    INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the MAS Mid Cap Value Portfolio is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. It invests in undervalued common stocks with equity capitalization in the range of the companies represented in the S&P MidCap 400 Index (currently ranging from $500 million to $6 billion).

    The investment objective of the MSIF Small Cap Value Equity Portfolio is to provide high long-term total return. It invests in undervalued equity securities of small to medium sized corporations with market capitalizations in the range of companies represented in the Russell 2500 Small Companies Index (currently $70 million to $1.3 billion).

    The investment objective of the MAS Balanced Portfolio is to achieve above average total return over a market cycle of three to five years, consistent with reasonable risk. It invests in a diversified portfolio of common stocks and fixed-income securities.

    The investment objective of the MSIF Balanced Portfolio is to achieve high total return while preserving capital by investing in a combination of undervalued equity securities and fixed-income securities.

    DIVIDEND POLICIES. Dividends from the net investment income of the MSIF and MAS Portfolios, except the MAS Mid Cap Value Portfolio, are declared and paid to shareholders on a quarterly basis. The MAS Mid Cap Value Portfolio declares and pays dividends from its net investment income annually. For all Portfolios, capital gains, if any, are distributed annually.

    INVESTMENT ADVISERS AND ADVISORY FEES. Miller Anderson & Sherrerd, LLP ("Miller Anderson") is a registered investment adviser and serves as investment adviser to the MAS Portfolios and the other investment portfolios of MAS. Miller Anderson supervises and manages all of the investment operations of MAS. Miller Anderson is wholly owned, indirectly, by MSAM and certain of its affiliates, all of which are direct or indirect subsidiaries of Morgan Stanley Dean Witter & Co. Miller Anderson also serves as investment adviser to employee benefit plans, endowment funds, foundations and other institutional investors, and as investment adviser or sub-adviser to several other investment companies. Miller Anderson had approximately $68.4 billion of assets under management as of February 28, 1998 and is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

    Under an agreement with MAS Funds, Miller Anderson is entitled to receive a fee from each MAS Portfolio, calculated quarterly, at the following annual percentage rates of each Portfolio's net assets:

                                                                                  PERCENTAGE
MAS PORTFOLIO                                                                        RATE
-----------------------------------------------------------------------------  -----------------
Mid Cap Value Portfolio......................................................          0.750%
Balanced Portfolio...........................................................          0.450%

    For the fiscal year ending September 30, 1997, Miller Anderson received the following as compensation for its services:

                                                                                     FEES
                                                                               (AS A PERCENTAGE
MAS PORTFOLIO                                                                   OF NET ASSETS)
-----------------------------------------------------------------------------  -----------------
Mid Cap Value Portfolio......................................................          0.727%*
Balanced Portfolio...........................................................          0.450%

--------------

* During part of the year, Miller Anderson voluntarily waived a portion of its fee.

    The Portfolio Managers of the MAS Portfolios share primary responsibility for managing the Portfolio's assets. The Portfolio Managers of the MAS Portfolios are as follows:

Mid Cap Value Portfolio:   Bradley S. Daniels, William B. Gerlach, Chris
                            Leavy and Gary G. Schlarbaum

Balanced Portfolio:        Thomas L. Bennett, Gary G. Schlarbaum,
                            Horacio A. Valeiras, and Richard B. Worley

    Morgan Stanley Asset Management Inc. ("MSAM"), wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the investment adviser for MSIF. MSAM supervises and manages all of the investment operations of MSIF. As of February 28, 1998, MSAM, together with its affiliated institutional asset management companies (excluding Miller Anderson), had approximately $88.1 billion in assets under management as an investment manager or as a named fiduciary or fiduciary adviser. MSAM is located at 1221 Avenue of the Americas, New York, NY 10020.

    Under an agreement with MSIF, MSAM is entitled to receive a fee from each MSIF Portfolio, payable quarterly, at the following annual percentage rates:

                                                                                  PERCENTAGE
MSIF PORTFOLIO                                                                       RATE
-----------------------------------------------------------------------------  -----------------
Small Cap Value Equity Portfolio.............................................           0.85%
Balanced Portfolio...........................................................           0.50%

    For the year ending December 31, 1997, MSAM received the following as compensation for its services:

                                                                                     FEES
                                                                               (AS A PERCENTAGE
MSIF PORTFOLIO                                                                  OF NET ASSETS)
-----------------------------------------------------------------------------  -----------------
Small Cap Value Equity Portfolio.............................................           0.54%
Balanced Portfolio...........................................................           0.00%

--------------

* MSAM voluntarily agreed to waive a portion of its fee so that the total operating expenses of the Small Cap Value Equity and Balanced Portfolios did not exceed 1.00% and 0.70%, respectively, for Class A Shares and 1.25% and 0.95%, respectively, for Class B Shares.

    Pursuant to an arrangement between Miller Anderson and MSAM, two of the individuals responsible for managing the investments of the MAS Mid Cap Value Portfolio, Gary G. Schlarbaum and William B. Gerlach, are also responsible for managing the investments of the MSIF Small Cap Value Equity Portfolio. Stephen
C. Sexauer and Philip W. Friedman manage the investments of the MSIF Balanced Portfolio.

    The following comparative fee tables show the current fees for the corresponding MAS and MSIF Portfolios.

    SHAREHOLDER TRANSACTION EXPENSES. Neither MAS nor MSIF impose fees on shareholder transactions.

    ANNUAL OPERATING EXPENSES. A comparison of the annual operating expenses of the Portfolios is set forth below.

      ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) --
                NET OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS

                                                           MANAGEMENT FEES                              TOTAL OPERATING EXPENSES
                                                         (NET OF FEE WAIVERS                               (NET OF FEE WAIVERS
                                                             AND EXPENSE        12B-1        OTHER             AND EXPENSE
PORTFOLIO                                                  REIMBURSEMENTS)       FEES      EXPENSES        REIMBURSEMENTS)(1)
-------------------------------------------------------  -------------------  ----------  -----------  ---------------------------
MAS Mid Cap Value Institutional Class..................            0.75%         None           0.13%                0.88%
MAS Mid Cap Value Adviser Class........................            0.75%           0.25%        0.13%                1.13%
MSIF Small Cap Value Equity -- Class A.................            0.54%         None           0.46 %                 1.00       %
MSIF Small Cap Value Equity -- Class B.................             0.54    %      0.25 %       0.46 %                 1.25       %
MAS Balanced Institutional Class.......................             0.45    %    None           0.13 %                 0.58       %
MAS Balanced Adviser Class.............................             0.45    %      0.25 %       0.13 %                 0.83       %
MSIF Balanced -- Class A...............................             0.00    %    None           0.70 %                 0.70       %
MSIF Balanced -- Class B...............................             0.00    %      0.25 %       0.70 %                 0.95       %

--------------

(1) The Total Operating Expense ratios reflected in the table above may be higher than the ratio of expenses actually deducted from portfolio assets because of the effect of expense offset arrangements. The result of such arrangements is to offset expenses that otherwise would be deducted from portfolio assets. Amounts in the above table have been restated to reflect current fees and expenses.

    MSAM has voluntarily agreed to waive a portion of its fee so that the total operating expenses of the Small Cap Value Equity and Balanced Portfolios do not exceed 1.00% and 0.70%, respectively, for Class A Shares and 1.25% and 0.95%, respectively, for Class B Shares. Absent such waivers and reimbursements, management fees would be 0.85% and 0.50% of the Small Cap Value Equity and Balanced Portfolios' average daily net assets, respectively. Absent waivers or reimbursements, the Total Operating Expenses, as a percentage of the average daily net assets of each class, of the MSIF Small Cap Value Equity Portfolio would be 1.32% for Class A and 1.56% for Class B, and of the MSIF Balanced Portfolio would be 1.83% for Class A and 2.05% for Class B.

EXAMPLE

    The purpose of this table is to assist investors in understanding the various expenses that a shareholder in a Portfolio will bear directly or indirectly. The following illustrates the expenses on a $1,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

PORTFOLIO                                                                     1 YEAR       3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------  -----------  -----------  -----------  -----------
MAS Mid Cap Value Institutional Class.....................................   $       9    $      28    $      49    $     108
MAS Mid Cap Value Adviser Class...........................................   $      12    $      36    $      62    $     137
MSIF Small Cap Value -- Class A...........................................   $      10    $      32    $      55    $     122
MSIF Small Cap Value -- Class B...........................................   $      13    $      40    $      69    $     151
MAS Balanced Institutional Class..........................................   $       6    $      19    $      32    $      73
MAS Balanced Adviser Class................................................   $       8    $      26    $      46    $     103
MSIF Balanced -- Class A..................................................   $       7    $      22    $      39    $      87
MSIF Balanced -- Class B..................................................   $      10    $      30    $      53    $     117

The Example above should not be considered a representation of future expenses of the Portfolios. Actual expenses may be greater or less than those shown. The MAS Portfolios offer another class of shares which varies with respect to distribution and shareholder service costs.

    OTHER SIGNIFICANT FEES. In addition to serving as adviser, MSAM provides shareholder services and other administrative services to the MSIF Portfolios under an administration agreement. The administration agreement also provides that MSAM, through its agents, will provide MSIF with dividend disbursing and transfer agent services. For its services under this agreement, MSAM is entitled to receive a monthly fee which, on an annual basis, equals 0.15% of the average daily net assets of each MSIF Portfolio.

    Morgan Stanley & Co. Incorporated ("Morgan Stanley"), an affiliate of MSAM, serves as the exclusive distributor of Class A and Class B shares of MSIF. MSIF has adopted a Plan of Distribution with respect to the Class B shares of each MSIF Portfolio pursuant to Rule 12b-1 under the 1940 Act, under which Morgan Stanley is entitled to receive a distribution fee from each MSIF Portfolio, which is accrued daily and paid quarterly, of 0.25% of the average daily net assets of the Class B shares of each MSIF Portfolio on an annualized basis. Each plan is designed to compensate Morgan Stanley for its services, not to reimburse Morgan Stanley for its expenses, and Morgan Stanley may retain any portion of the fee that it does not expend in fulfillment of its obligation to MSIF. Morgan Stanley may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and each of Morgan Stanley and MSAM is free to make additional payments out of its own assets to promote the sale of MSIF Portfolio shares, including payments that compensate financial institutions for distribution services or shareholder services.

    Miller Anderson provides administrative services to MAS pursuant to an administration agreement. Under this agreement, Miller Anderson receives an annual fee, accrued daily and payable monthly of 0.08% of MAS' average daily net assets. MAS Fund Distribution, Inc. ("MASDI"), a wholly-owned subsidiary of Miller Anderson, serves as the exclusive distributor of the shares of MAS. MASDI receives no compensation for its services with respect to Institutional Class Shares. MAS has adopted a Plan of Distribution with respect to its Adviser Class shares of each MAS Portfolio pursuant to Rule 12b-1 under the 1940 Act. Under the Plan MASDI is entitled to receive a distribution fee from each MAS Portfolio. The distribution fee, which is accrued daily and paid quarterly, is equal to 0.25% of the average daily net assets of the Adviser Class shares of each MAS Portfolio on an annualized basis. Each plan is designed to compensate MASDI for its services and MASDI may retain any portion of the fee that it does not expend. MASDI may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee and each of MASDI and Miller Anderson is free to make additional payments out of its own assets to promote the sale of MAS Portfolio shares, including payments that compensate financial institutions for distribution services or shareholder services.

    Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank ("Chase"), provides sub-administration, fund accounting and other services to MSIF and MAS pursuant to sub-administration agreements with MSAM and Miller Anderson, respectively. CGFSC also serves as transfer and dividend disbursing agent for both MSIF and MAS. CGFSC is located at 73 Tremont Street, Boston, Massachusetts 02108.

    Chase and Morgan Stanley Trust Company serve as custodians for the MSIF Portfolios and Chase serves as custodian for the MAS Portfolios.

    PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES. The terms of applicable purchase, exchange and redemption procedures for MAS and MSIF shares are substantially the same. However, there is a difference in the minimum investment required to purchase shares of the MSIF and MAS Portfolios. The minimum initial investment required is $5,000,000 to purchase MAS Institutional Class shares and $500,000 for MAS Adviser Class shares. The minimum initial investment required to purchase shares of the MSIF Portfolios is $500,000 for Class A and $100,000 for Class B. The MAS minimums are waived with respect to the applicable Portfolio(s) for MSIF shareholders acquiring shares in the merger. For all Portfolios and all classes of shares, the minimum subsequent investment is $1,000. MSAM and Miller Anderson, in their discretion, may waive the respective Portfolios' minimum investment requirements.

                                     RISKS

    MAS MID CAP VALUE AND MSIF SMALL CAP VALUE EQUITY PORTFOLIOS. The MAS Mid Cap Value Portfolio and the MSIF Small Cap Value Equity Portfolio each invest principally in equity securities of domestic companies that are deemed by their respective investment advisers to be undervalued, although they also may invest in other securities, including securities of foreign issuers. Each Portfolio invests principally in companies whose market capitalizations are in the range represented by companies included in certain market indices (discussed in more detail below).

    BECAUSE THE MARKET CAPITALIZATIONS OF THESE INDICES OVERLAP, THE PORTFOLIOS OFTEN MAY, AND IN FACT CURRENTLY DO, INVEST IN MANY OF THE SAME COMPANIES. In addition, the persons principally responsible for managing the assets of the MAS Mid Cap Value Portfolio also manage the assets of the MSIF Small Cap Value Equity Portfolio. Accordingly, as of September 30, 1997, the Portfolios had a substantial portion of their assets invested in the same companies (see the pro forma financial information included in the Statement of Additional Information that relates to this Proxy Statement/Prospectus for more details on the Portfolios' holdings).

    Since the Portfolios generally may invest in the same or similar securities, they are subject to substantially the same investment risks. However, there are some differences between the Portfolios, which are described below. The principal investment risk associated with an investment in a Portfolio is market risk which can cause the prices of their portfolio securities to fluctuate over time. Changes in market prices of securities held in a Portfolio will affect the Portfolio's net asset value. Both Portfolios may invest substantially in smaller companies, which can result in greater price volatility than is typically associated with investments in larger companies.

    MARKET CAPITALIZATION. The MAS and MSIF Portfolios differ with respect to the market capitalizations of the companies in which they may invest. The MAS Mid Cap Value Portfolio invests principally in equity securities of companies with capitalizations generally ranging from $500 million to $6 billion. The MSIF Small Cap Value Equity Portfolio invests principally in equity securities of smaller companies with capitalizations generally ranging from $70 million to $1.3 billion. Thus, each Portfolio may invest in some of the same securities as the other, depending on its adviser's judgment regarding market conditions and the relative attractiveness of securities of larger or smaller companies. To the extent that the MSIF Portfolio invests in companies that are smaller than those in which the MAS Portfolio invests, such investments may present a higher degree of risk and price volatility because such companies may have fewer products or lines of business and may not possess management personnel equipped to guide the firms beyond the initial entrepreneurial or start-up phases.

    DERIVATIVES. The MAS and MSIF Portfolios may invest in certain derivative instruments, including caps, floors and collars, futures and options on futures, options, structured notes, and swaps. These instruments are described more fully in the prospectuses of the respective Portfolios and involve certain risks described therein. Certain of these instruments also require the Portfolios to segregate some or all of their liquid assets to cover their obligations thereunder. The MSIF Portfolio limits its use of derivative instruments generally to 33 1/3% of its total assets, as measured by the aggregate notional amount of outstanding derivative instruments, except that derivatives used for hedging purposes are not subject to this limit. The MAS Portfolio may enter into futures contracts and write put or call options subject to the limit that the Portfolio may not enter into a futures contract to the extent that its outstanding obligations to purchase securities, combined with its outstanding obligations relating to options transactions, would exceed 50% of its total assets. The MAS Portfolio is not subject to any percentage limit on its ability to invest in other types of derivative instruments, such as swaps, except that the requirement that it set aside liquid assets to cover its obligations under certain instruments imposes practical limits on its ability to so invest.

    The primary risks associated with the use of futures and options are (i) imperfect correlation between the value of the securities held by a Portfolio and the value of the particular futures or option instrument, and (ii) the risk that a Portfolio could not close out a futures or options position when it would be most advantageous to do so. In addition, the need to segregate assets to cover its obligations could, at higher levels of segregation, result in a Portfolio having less flexibility to manage its investments properly, meet shareholder redemption requests, or meet other obligations and forcing the Portfolio to sell other securities that it wanted to retain or to realize unintended gains or losses. Other derivative instruments are subject to risks, including the risk of default by the other party to a transaction, the risk of loss due to changes in market values, interest rates or currency exchange rates, and the risk that an instrument may become illiquid.

    ILLIQUID SECURITIES. Neither the MAS Portfolio nor the MSIF Portfolio may invest more than an aggregate of 15% of its net assets in illiquid securities. In addition, the MSIF Portfolio may not invest more than 10% of its total assets in securities that are restricted from sale to the public without registration under the 1933 Act, except for securities that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act. The MAS Portfolio has no similar limit.

    PLEDGING ASSETS. The MAS Portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that it must segregate assets without limit in order to comply with the requirements of
Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff. The MSIF Portfolio may not pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

    SELLING SHORT. The MAS Portfolio may engage in short selling, provided (i) the Portfolio by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, or
(ii) the Portfolio maintains liquid assets in a segregated account in an amount that, when combined with the amount of collateral deposited with the broker, equals the current market value of the security sold short. The MSIF Portfolio may not sell securities short.

    TEMPORARY DEFENSIVE INVESTING. The MAS and MSIF Portfolios each may, for temporary defensive purposes, invest up to 100% of its assets in money market instruments or certain types of fixed income securities, or may hold cash. The fixed income securities the MSIF Portfolio may invest in are high quality short and medium term fixed income securities. The MAS Portfolio may, for these purposes, invest in any fixed income instrument that the Portfolio is permitted to purchase.

    MAS AND MSIF BALANCED PORTFOLIOS. The Portfolios generally may invest in the same or similar securities and, thus, are subject to substantially the same investment risks. The MAS Balanced Portfolio generally invests 45-75% of its assets in equity securities and 25-55% in fixed-income securities. The MSIF Balanced Portfolio generally invests 35-65% of its assets in equity securities and 35-65% of its assets in fixed-income securities and expects that over time its equity exposure will average about 55% of its total assets. The principal investment risks associated with an investment in the Portfolios are (a) market risk, which can cause the prices of equity securities held by the Portfolios to fluctuate over time, and (b) changes in interest rates, which affect the value of fixed income securities held by the Portfolios. In addition, changes in currency exchange rates can adversely affect the value of foreign securities held by the Portfolios. Changes in market prices of securities held in a Portfolio will affect the Portfolio's net asset value. There are some differences between the Portfolios, which are described below.

    DERIVATIVES. The MAS Balanced Portfolio and the MSIF Balanced Portfolio may invest in certain derivative instruments, including caps, floors and collars, futures and options on futures, options, structured notes, and swaps. These instruments are described more fully in the prospectuses of the respective Portfolios and involve certain risks described therein. Certain of these instruments also require the Portfolios to segregate some or all of their liquid assets to cover their obligations thereunder. The MSIF Portfolio limits its use of derivative instruments generally to 33 1/3% of its total assets, as measured by the aggregate notional amount of outstanding derivative instruments, except that derivatives used for hedging purposes are not subject to this limit. The MAS Portfolio may enter into futures contracts and write put or call options subject to the limit that the Portfolio may not enter into a futures contract to the extent that its outstanding obligations to purchase securities, combined with its outstanding obligations relating to options transactions, would exceed 50% of its total assets. The MAS Portfolio is not subject to any percentage limit on its ability to invest in other types of derivative instruments, such as swaps, except that the requirement that it set aside liquid assets to cover its obligations under certain instruments imposes practical limits on its ability to so invest.

    The primary risks associated with the use of futures and options are (i) imperfect correlation between the value of the securities held by a Portfolio and the value of the particular futures or option instrument, and (ii) the risk that a Portfolio could not close out a futures or options position when it would be most advantageous to do so. In addition, the need to segregate assets to cover its obligations could, at higher levels of segregation, result in a Portfolio having less flexibility to manage its investments properly, meet shareholder redemption requests, or meet other obligations and forcing the Portfolio to sell other securities that it wanted to retain or to realize unintended gains or losses. Other derivative instruments are subject to risks, including the risk of default by the other party to a transaction, the risk of loss due to changes in market values, interest rates or currency exchange rates, and the risk that an instrument may become illiquid.

    FOREIGN INVESTMENT. The MAS and MSIF Portfolios may each invest up to 25% of its assets in equity or fixed income securities of foreign issuers. The Portfolios differ as to the types of foreign fixed income securities they may purchase. The MSIF Portfolio may invest in foreign mortgage-backed securities, corporate bonds, bank obligations and short-term money market instruments. It may not invest in foreign government securities. The MAS Portfolio may invest in a broader range of foreign fixed income securities, including foreign government securities. In addition, the MAS Portfolio may invest up to 10% of its assets, subject to its overall 25% limit on foreign securities, in Brady Bonds, which are foreign fixed income securities created in connection with debt restructurings. Because of the unique risks associated with investments in Brady Bonds and the history of defaults by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds generally are viewed as more speculative. The MSIF Portfolio generally may not invest in Brady Bonds.

    ILLIQUID SECURITIES. Neither the MAS Portfolio nor the MSIF Portfolio may invest more than an aggregate of 15% of its net assets in illiquid securities. In addition, the MSIF Portfolio may not invest more than 10% of its total assets in securities that are restricted from sale to the public without registration under the 1933 Act, except for securities that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. The MAS Portfolio has no similar limit.

    PLEDGING ASSETS. The MAS Portfolio may pledge, mortgage or hypothecate assets in an amount up to 50% of its total assets, provided that it may segregate assets without limit in order to comply with the requirements of
Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff. The MSIF Portfolio may not pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

    SELLING SHORT. The MAS Portfolio may engage in short selling, provided (i) the Portfolio has the right to obtain securities equivalent in kind and amount to the securities sold short and, if the right is conditional, the sale is made upon the same conditions, or (ii) the Portfolio maintains liquid assets in a segregated account in an amount that, when combined with the amount of collateral deposited with the broker, equals the current market value of the security sold short. The MSIF Portfolio may not sell securities short.

    TEMPORARY DEFENSIVE INVESTING. The MAS and MSIF Portfolios each may, for temporary defensive purposes, invest up to 100% of its assets in money market instruments or certain types of fixed income securities or may hold cash. The MSIF Balanced Portfolio may, for temporary, defensive purposes invest in high quality short and medium term fixed income securities. The MAS Balanced Portfolio may, for these purposes, invest in any fixed income instrument that the Portfolio is permitted to purchase.

                         REASONS FOR THE REORGANIZATION

    In electing to approve the Reorganization Agreement and recommend it to shareholders of MSIF, the Directors acted upon information provided to them indicating that the proposed transaction would operate in the best interests of MSIF shareholders. The Directors considered the terms and conditions of the Reorganization Agreement, the affiliation between MSAM and Miller Anderson and their cooperation in providing investment management and shareholder services, the size and history of asset growth of the MSIF and MAS Portfolios, the fees and expenses of the Portfolios, the Portfolios' investment performance, the compatibility of the Portfolios' investment objectives, significant investment policies and limitations, the anticipated tax treatment of the Reorganization, and any costs to be incurred by the Portfolios in connection with the Reorganization. In particular, the Directors determined that the proposed transaction offered the following benefits:

    - INVESTMENT IN FUNDS OFFERING GREATER EFFICIENCIES: The Directors considered the relatively small size of the MSIF Portfolios and that the proposed transaction would, if effected, result in the MSIF Portfolios' shareholders being invested in significantly larger MAS Portfolios, which may be better able to achieve cost efficiencies because of their larger size. The Directors noted that the total operating expenses of the MAS Portfolios were lower than those of the MSIF Portfolios.

    - ACCESS TO A BROADER ARRAY OF INVESTMENT OPTIONS: The Directors noted that, at the time they approved the Reorganization, MAS consisted of 26 portfolios and total anticipated assets in excess of $13 billion. Since then, MAS has grown to 29 portfolios with over $19 billion in assets. Shareholders of the MSIF Portfolios, by becoming part of the MAS complex, would be able to exchange their shares for shares of other MAS portfolios. MSIF shareholders also would be able to exchange their shares for shares of other MSIF portfolios that are not part of the proposed transfer. Shareholders should note that the MAS Funds Small Cap Value Portfolio is currently closed to new investors.

    - CONTINUITY OF MANAGEMENT: MSAM and Miller Anderson are closely affiliated and work together in managing the assets of numerous MSIF and MAS Portfolios and in providing services to shareholders. In addition, the individuals responsible for managing the MSIF Small Cap Value Equity Portfolio are also responsible, with one additional person, for managing the MAS Mid Cap Value Portfolio.

    - SIMILARITIES OF THE PORTFOLIOS: The Directors considered the fact that the Portfolios proposed to be combined have similar investment objectives, policies and strategies. In particular, the Directors noted that there is considerable overlap in the companies represented in the market capitalization ranges of the companies tracked by the Russell 2500 Small Company Index and the S&P Mid Cap 400 Index, within which ranges the MSIF Small Cap Value Equity Portfolio and the MAS Mid Cap Value Portfolio, respectively, principally invest. As demonstrated in the pro forma financial information included in the Statement of Additional Information relating to this Proxy Statement/Prospectus, these Portfolios have nearly identical securities holdings. The Directors further noted that the MSIF Balanced and MAS Balanced Portfolios invest in similar-sized companies.

    - TAX-FREE NATURE OF TRANSACTION; LACK OF DILUTION: The Directors were informed that the Reorganization would be accomplished without the imposition of federal income taxes on the MSIF Portfolios, the MAS Portfolios, or their shareholders and that outside counsel to MSIF would issue an opinion to this effect. The interests of MSIF shareholders will not be materially diluted as a result of the proposed transaction. Shareholders of the MSIF Portfolios will receive shares of the MAS Portfolios equal in value to the value of the MSIF Portfolio shares they own.

    - PERFORMANCE OF MAS: The Board considered information relating to the historical performance of the MAS Portfolios. The Directors were given details on the performance record for each MAS Portfolio, both on an absolute basis and in comparison to the MSIF Portfolios and relevant benchmarks and industry averages. The table below compares the performance of the MAS and MSIF Portfolios for periods ending March 31, 1998 and December 31, 1996 (shortly before the meeting of the MSIF Board).

          AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED MARCH 31, 1998

PORTFOLIO                                                             1 YEAR       3 YEARS      5 YEARS    SINCE INCEPTION*
------------------------------------------------------------------  -----------  -----------  -----------  -----------------
MSIF Balanced Class A.............................................       24.48%       17.33%       12.35%          11.89%
MAS Balanced Institutional Class..................................       28.28%       21.37%       14.86%          14.86%
MSIF Small Cap Value Equity Class A...............................       51.58%       29.55%       19.54%          20.06%
MAS Mid Cap Value Institutional Class.............................       56.04%       38.21%      N/A              39.11%

        AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1996

PORTFOLIO                                                             1 YEAR       3 YEARS      5 YEARS    SINCE INCEPTION*
------------------------------------------------------------------  -----------  -----------  -----------  -----------------
MSIF Balanced Class A.............................................       10.93%       10.23%       10.15%          10.39%
MAS Balanced Institutional Class..................................       15.37%       12.94%        n.a.           12.30%
MSIF Small Cap Value Equity Class A...............................       22.99%       15.01%        n.a.           14.32%
MAS Mid Cap Value Institutional Class.............................       40.77%        n.a.         n.a.           36.62%

--------------

* Inception dates for the Portfolios are as follows: MSIF Balanced Portfolio commenced operations 2/20/90; MAS Balanced Portfolio commenced operations 12/31/92; MSIF Small Cap Value Equity Portfolio commenced operations 12/17/92; MAS Mid Cap Value Portfolio commenced operations 12/30/94.

    In addition, based on the factors described above, the Directors of MSIF and Trustees of MAS who are not "interested persons" of MSIF or MAS, within the meaning of Section 2(a)(19) of the 1940 Act, determined that (i) participation in the Reorganization is in the best interests of MSIF and MAS, respectively, and (ii) the interests of shareholders of MSIF and MAS, respectively, will not be diluted as a result of the Reorganization.

                   INFORMATION RELATING TO THE REORGANIZATION

    DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

    The Reorganization Agreement provides that substantially all of the assets and liabilities of each MSIF Portfolio will be transferred to the corresponding MAS Portfolio at the Effective Time of the Reorganization. In exchange for the transfer of these assets, MAS will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares of each MAS Portfolio to the corresponding MSIF Portfolio equal in value to the respective net asset values of each MSIF Portfolio immediately prior to the Effective Time of the Reorganization. Each MAS Portfolio will issue Institutional Class shares to the corresponding MSIF Portfolio equal in value to the net asset value of the MSIF Portfolio's Class A shares. Similarly, each MAS Portfolio will issue Adviser Class shares to the corresponding MSIF Portfolio equal in value to the net asset value of the MSIF Portfolio's Class B shares.

    Following the transfer of assets and liabilities in exchange for MAS Portfolio shares, each MSIF Portfolio will distribute pro rata the shares of the corresponding MAS Portfolios so received to its shareholders in liquidation. Each shareholder of the MSIF Portfolios owning shares at the Effective Time of the Reorganization will receive MAS Portfolio shares of the appropriate class of equal value. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the shareholders of the MSIF Portfolios' shareholders on the share records of MAS' transfer agent. Each account will represent the respective pro rata number of full and fractional Institutional or Adviser Class Shares of the MAS Portfolios due to the shareholders of the corresponding MSIF Portfolios. The MAS Portfolios do not issue share certificates to shareholders. Shares of the MAS Portfolios to be issued will have no preemptive or conversion rights. No sales charge will be imposed in connection with the receipt of such Institutional or Adviser Class shares by the MSIF Portfolios' shareholders. The MSIF Portfolios then will be terminated under state law.

    As provided in the Reorganization Agreement, each Portfolio will bear its own expenses resulting from the Reorganization. The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement by shareholders of the MSIF Portfolios; the receipt of certain legal opinions described in Section 6, 7 and 8 of the Reorganization Agreement (including an opinion of counsel that the MAS Portfolios' shares issued in accordance with the terms of the Reorganization Agreement are validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning aggregate asset values; and the parties' performance in all material respects of the agreements and undertakings in the Reorganization Agreement.

    The Reorganization Agreement and the Reorganization may be abandoned with respect to one or both of the MSIF Portfolios or MAS Portfolios without penalty at any time prior to the Effective Time of the Reorganization, as defined in the Reorganization Agreement, by resolution of the Board of Directors of MSIF or the Board of Trustees of MAS or at the discretion of any duly authorized officer of MAS or MSIF, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Reorganization inadvisable.

    FEDERAL INCOME TAXES. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended. If so qualified, shareholders of the MSIF Portfolios will not recognize gain or loss in the transaction; the tax basis of the MAS shares received will be the same as the basis of the MSIF shares surrendered; and the holding period of the MAS shares received will include the holding period of the MSIF shares surrendered, provided that the shares surrendered were capital assets in the hands of the MSIF shareholders at the time of the transaction. As a condition to the closing of the Reorganization, MSIF and MAS will receive an opinion from counsel to that effect. MSIF, on behalf of the MSIF Portfolios, has not sought a tax ruling from the Internal Revenue Service. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. It is anticipated that the securities of the combined Portfolios will not be sold in significant amounts to comply with the policies and investment practices of the

MAS Portfolios. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including state and local tax consequences.

    CAPITALIZATION. The following table sets forth as of September 30, 1997 (i) the capitalization of each of the MAS Portfolios; (ii) the capitalization of each of the MSIF Portfolios; and (iii) the pro forma combined capitalization of the Portfolios assuming the Reorganization has been approved.

                                                                                          NET ASSET
                                                                                          VALUE PER      SHARES
PORTFOLIO                                                                  NET ASSETS       SHARE     OUTSTANDING
-----------------------------------------------------------------------  --------------  -----------  ------------
MAS Mid Cap Value......................................................
Institutional Class....................................................  $  220,259,681   $   21.80     10,103,104
Adviser Class..........................................................  $            0   $   21.80              0
Investment Class.......................................................  $    1,238,516   $   21.75         56,951
                                                                         --------------               ------------
  Total................................................................  $  221,498,197                 10,160,055
                                                                         --------------               ------------
                                                                         --------------               ------------
MSIF Small Cap Value Equity............................................
Class A................................................................  $   34,648,575   $   14.65      2,364,674
Class B................................................................  $    8,043,615   $   14.63        549,793
                                                                         --------------               ------------
  Total................................................................  $   42,692,190                  2,914,467
                                                                         --------------               ------------
                                                                         --------------               ------------
Combined Portfolios....................................................
Institutional Class....................................................  $  254,908,256   $   21.80     11,692,488
Adviser Class..........................................................  $    8,043,615   $   21.80        368,973
Investment Class*......................................................  $    1,238,516   $   21.75         56,951
                                                                         --------------               ------------
  Total................................................................  $  264,190,387                 12,118,412
                                                                         --------------               ------------
                                                                         --------------               ------------
MAS Balanced...........................................................
Institutional Class....................................................  $  343,283,828   $   15.30     22,437,992
Adviser Class..........................................................  $   27,366,384   $   15.30      1,789,135
Investment Class*......................................................  $    3,943,685   $   15.30        257,760
                                                                         --------------               ------------
  Total................................................................  $  374,593,897                 24,484,887
                                                                         --------------               ------------
                                                                         --------------               ------------
MSIF Balanced..........................................................
Class A................................................................  $    4,351,469   $    8.85        491,933
Class B................................................................  $      707,025   $    8.82         80,180
                                                                         --------------               ------------
  Total................................................................  $    5,058,494                    572,113
                                                                         --------------               ------------
                                                                         --------------               ------------
Combined Portfolios....................................................
Institutional Class....................................................  $  347,635,297   $   15.30     22,722,402
Adviser Class..........................................................  $   28,073,409   $   15.30      1,835,346
Investment Class*......................................................  $    3,943,685   $   15.30        257,760
                                                                         --------------               ------------
  Total................................................................  $  379,652,391                 24,815,508
                                                                         --------------               ------------
                                                                         --------------               ------------

--------------

* Investment Class Shares of MAS Funds are not involved in the Reorganization. They differ from Institutional and Adviser Class Shares in expenses charged and purchase requirements.

               THE PORTFOLIOS' INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives and policies of the MAS Portfolios are, in many respects, similar to those of the corresponding MSIF Portfolios. There are, however, differences of which shareholders should be aware. These differences are outlined below.

MAS MID CAP VALUE PORTFOLIO AND MSIF SMALL CAP VALUE EQUITY PORTFOLIO

    The investment objective of the MAS Mid Cap Value Portfolio is to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk. The Portfolio seeks to achieve this objective by investing in common stocks with equity capitalizations in the range of the companies represented in the S&P Mid Cap 400 Index which Miller Anderson believes to be relatively undervalued at the time of purchase, based on certain proprietary measures of value. The Portfolio may invest up to 5% of its total assets in foreign equity securities (not including American Depository Receipts) and may use derivatives such as futures, options, and swaps to pursue portfolio strategy.

    The investment objective of the MSIF Small Cap Value Equity Portfolio is to provide high long-term total return. The Portfolio seeks to achieve its objective by investing in equity securities of small- to medium-sized companies that MSAM believes to be undervalued relative to the stock market in general at the time of purchase. The Portfolio invests primarily in companies domiciled in the United States with equity capitalizations in the range of the companies represented in the Russell 2500 Small Company Index. The Portfolio may, from time to time, invest in securities of similar sized foreign issuers.

    As noted above, because the market capitalizations of companies tracked by the S&P Mid Cap 400 Index and the Russell 2500 Small Company Index overlap, the Portfolios often may be invested in the same companies. As of September 30, 1997, the Portfolios had a substantial portion of their assets invested in the same companies (see the Statement of Additional Information relating to this Proxy Statement/Prospectus). To the extent that the Portfolios continue to hold securities of companies whose market capitalizations are within the ranges tracked by both indices, it will reduce the need to dispose of securities that do not meet the MAS Portfolio's investment criteria. Appendix A to this Proxy Statement/Prospectus reproduces the discussion of the Portfolios' performance contained in their most recent annual reports to shareholders.

MAS AND MSIF BALANCED PORTFOLIOS

    The investment objective of the MAS Balanced Portfolio is to achieve above average total return over a market cycle of three to five years, consistent with reasonable risk. The Portfolio invests in a diversified portfolio of common stocks and fixed income securities. Under normal conditions, the Portfolio will be invested 60% in common stocks and 40% in fixed income securities and at least 25% will be invested in senior fixed income securities. The asset mix may be changed with common stocks ordinarily representing between 45% and 75% of the total investment. Up to 25% of the Portfolio's total assets may be invested in foreign equity or fixed income securities, and up to 10% may be invested in Brady Bonds. Derivatives may be used to pursue portfolio strategy. The average weighted maturity of the Portfolio's fixed income securities will ordinarily be greater than five years.

    The investment objective of the MSIF Balanced Portfolio is to achieve high total return while preserving capital. The Portfolio seeks to achieve its objective by investing in a combination of undervalued equity securities and fixed income securities. It primarily invests in large capitalization equity securities, intermediate-maturity bonds and cash equivalents. The Portfolio typically maintains between 35% and 65% of its total assets invested in equity securities of large capitalization companies, principally companies domiciled in the U.S. The Portfolio's fixed income investments will primarily consist of short- and intermediate-term government, corporate and mortgage-related fixed income instruments. Under normal circumstances, the average maturity of the fixed income securities will be approximately five years. Up to 25% of the Portfolio's total assets may be invested in the securities of foreign issuers. Appendix A to this Proxy Statement/Prospectus reproduces the discussion of the Portfolios' performance contained in their most recent annual reports to shareholders.

          THE PORTFOLIOS' PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

    The purchase, exchange and redemption procedures governing the Shares of the Funds are substantially the same.

PURCHASE PROCEDURES.

    MAS PORTFOLIOS. Shares of the MAS Portfolios may be purchased directly from MASDI. Institutional and Adviser Class Shares are available to clients of Miller Anderson with combined investments of $5 million and $500,000, respectively. Shares of either class also are available to shareholder organizations who have a contractual arrangement with MAS Funds or MASDI, including institutions such as trusts, foundations or broker/dealers purchasing for the accounts of others. Institutional and Adviser Class shares are offered directly to investors without a sales commission at the net asset value of the Portfolio next determined after receipt of the purchase order. Purchase orders may be transmitted by mail or by wire.

    Additional investments of Institutional and Adviser Class shares at net asset value may be made at any time (minimum investment is $1,000). Additional investment orders may be transmitted by mail or by wire.

    The net asset value of the MAS Mid Cap Value Portfolio's shares is determined as of the close of the New York Stock Exchange ('NYSE'), ordinarily 4:00 p.m. (Eastern time), on each day MAS is open for business. The net asset value of the MAS Balanced Portfolio's shares is determined as of the later of close of the NYSE (ordinarily 4:00 p.m. Eastern time) or one hour after the close of the bond markets (ordinarily 4:00 Eastern Time), on each day MAS is open for business. The net asset value per share is calculated by dividing the total market value of each Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio.

    MAS reserves the right, in its sole discretion, to suspend the offering of Institutional or Adviser Class shares of any of its Portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of MAS. MAS also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

    MSIF PORTFOLIOS. Shares of the MSIF Portfolios may be purchased directly from MSIF or through its distributor. The minimum initial investment and minimum account size are $500,000 for Class A shares and $100,000 for Class B shares. Class A shares are offered directly to investors at net asset value with no sales commission or 12b-1 fee. Class B shares are offered at net asset value with no sales commission, but with a 12b-1 fee, which is accrued daily and paid quarterly, equal to 0.25% of the Class B shares' average daily net assets on an annualized basis. Additional investments may be made at any time (minimum investment $1,000). Purchase orders may be transmitted by mail or by wire.

    The purchase price of the Class A and Class B shares of each MSIF Portfolio is the net asset value next determined after the order is received. An order received prior to the close of the NYSE (ordinarily 4:00 p.m. Eastern time) will be executed at the price computed on the date of receipt. Orders received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open as long as the transfer agent received payment by check or by Federal Funds wire prior to the regular close of the NYSE on such day.

    The net asset value per share of a class of shares of each of the MSIF Portfolios is determined by dividing the total market value of the Portfolio's investments and other assets attributable to such class, less any liabilities attributable to such class, by the total number of outstanding shares of such class of the Portfolio. Net asset value is calculated separately for each class of the Portfolio. Net asset value per share is determined as of the regular close of the NYSE on each day that the NYSE is open for business.

EXCHANGE PRIVILEGES.

    MAS PORTFOLIOS. Each MAS Portfolio's Institutional Class and Adviser Class shares may be exchanged for the same class of shares of MAS' other portfolios offering that class of shares based on the respective net asset values of the shares involved. There are no exchange fees. The officers of MAS reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. In addition, MSIF Portfolio shareholders who become shareholders of an MAS Portfolio as a result of the Reorganization will be permitted to exchange shares of the MAS Portfolios for the shares of MSIF's other portfolios in accordance with the procedures described in the MSIF portfolio's prospectus.

    MSIF PORTFOLIOS. Shares of each MSIF Portfolio may be exchanged for shares of any other available portfolio of MSIF. In exchange for shares of a portfolio with more than one class, the class of shares received in the exchange is determined in the same manner as any other purchase of shares and is not based on the class of shares surrendered for the exchange. Consequently, the same minimum initial investment and account size for determining the class of shares received in the exchange will apply.

    The exchange privileges of MAS and MSIF may be modified or terminated at any time upon 60-days' notice to shareholders. Investors should obtain and read the applicable prospectus prior to tendering shares for exchange.

REDEMPTION PROCEDURES.

    Shares of the MAS and MSIF Portfolios may be redeemed without charge by mail or by telephone. The shares will be redeemed at the next determined net asset value of shares to their applicable class. Any redemption proceeds may be more or less than the purchase price of the shares, depending on, among other things, the market value of the investment securities held by the Portfolio.

    If the Board of Directors of MSIF or the Board of Trustees of MAS determine that it would be detrimental to the best interest of the remaining shareholders to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur taxes and brokerage charges on the sale of portfolio securities received in such payments of redemptions.

                             PORTFOLIO TRANSACTIONS

    The Portfolios' policies regarding portfolio transactions are substantially the same. Please refer to the Portfolios' respective Prospectuses for more information.

                               SHAREHOLDER RIGHTS

MAS

    GENERAL. MAS Funds was established as a business trust under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 11, 1993. MAS is also governed by its Bylaws and by applicable Pennsylvania law.

    SHARES. MAS is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently, MAS consists of twenty-eight portfolios and three classes of shares, the Institutional Class, the Adviser Class and the Investment Class shares. The three classes differ with respect to minimum investment requirements, and administrative and distribution costs, as set forth in the MAS prospectus. As a result of the Reorganization, shareholders of MSIF Class A shares will receive Institutional Class shares of the MAS Portfolios and MSIF Class B shareholders will receive Adviser Class shares of the MAS Portfolios. The shares of each MAS Portfolio have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

    VOTING REQUIREMENTS. Shareholders of MAS Funds shares are entitled to one vote for each full share held and fractional votes for fractional shares. The shares of MAS have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. At shareholder meetings, the holders of 40% of a Portfolio's shares entitled to vote at the meeting constitute a quorum. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares, and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

    SHAREHOLDER MEETINGS. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Trustee(s) of MAS if requested in writing by the holders of not less than 10% of the outstanding shares of MAS. MAS will assist in shareholder communications in such matters to the extent required by law.

    ELECTION AND TERM OF TRUSTEES. MAS' affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. Trustees of MAS are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

    SHAREHOLDER LIABILITY. The shareholders of MAS Funds generally are not personally liable for the acts, omissions or obligations of the Trustees or MAS.

    LIABILITY OF TRUSTEES. The Trustees shall not be personally liable for any obligation of MAS. MAS will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person's self-dealing, willful misconduct or recklessness.

MSIF

    GENERAL. MSIF was organized as a Maryland corporation on June 16, 1988. MSIF is governed by its Articles of Incorporation, as amended and restated, dated September 27, 1988, its By-Laws, and applicable Maryland law.

    SHARES. MSIF is authorized to issue up to 40 billion shares of common stock, with a $.001 par value per share, including up to one billion shares of common stock of each of the MSIF Portfolios. The Board of Directors may increase the number of shares MSIF is authorized to issue without the approval of the shareholders of MSIF. The shares of common stock of each MSIF Portfolio are currently classified into two classes, the Class A shares and the Class B shares. Class A shares differ from Class B shares with respect to minimum investment requirements and fund expenses. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights.

    VOTING REQUIREMENTS. Shareholders of MSIF are entitled to one vote for each full share held and fractional votes for fractional shares. The shares of MSIF have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. At shareholder meetings, the holders of one-third of a Portfolio's shares outstanding and entitled to vote at the meeting, present in person or by proxy, constitute a quorum. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares, and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

    SHAREHOLDER MEETINGS. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Director(s) of MSIF if requested in writing by the holders of not less than 10% of the outstanding shares of MSIF. MSIF will assist in shareholder communications in such matters to the extent required by law.

    ELECTION AND TERM OF DIRECTORS. Pursuant to MSIF's Articles of Incorporation, the Board of Directors decides upon matters of general policy and reviews the actions of MSIF's adviser, administrator and distributor. The officers of MSIF conduct and supervise its daily business operations. Directors of MSIF are elected by a majority vote of the shares present in person or by proxy at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Directors hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Director by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy.

    SHAREHOLDER LIABILITY. The shareholders of MSIF have no personal liability for acts or obligations of MSIF.

    LIABILITY OF DIRECTORS. The Articles of Incorporation provide that, to the fullest extent permitted by Maryland law, no director or officer of MSIF shall be liable to MSIF or to its shareholders for damages. The Articles of Incorporation provide that MSIF will indemnify their directors and officers to the fullest extent permitted under Maryland law and the 1940 Act.

    LIQUIDATION OR DISSOLUTION. In the event of a liquidation or dissolution of MSIF, shareholders of each class of common stock shall be entitled to receive, as a class, out of the assets of MSIF available for distribution to shareholders, but other than general assets not belonging to any particular class of stock, the assets belonging to such class; such assets shall be distributed among such shareholders in proportion to the number of shares of such class held by them. In the event that there are any general assets not belonging to any particular class of stock and available for distribution, such distribution shall be made to the holders of stock of all classes of common stock in proportion to the asset value of the respective classes of common stock.

    The foregoing is only a summary of certain rights of shareholders of MAS and MSIF under their governing charter documents and By-Laws, state law and the 1940 Act and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of state law, the 1940 Act and rules thereunder directly for a more thorough description.

                        INFORMATION ABOUT THE PORTFOLIOS

    Information concerning the operation and management of the MAS Portfolios is incorporated herein by reference to the current prospectuses relating to the Institutional and Adviser Classes of shares of those Portfolios dated January 31, 1998, as supplemented. A copy of the applicable MAS prospectus accompanies this Proxy Statement/Prospectus. Additional information about the MAS Portfolios is included in the Statement of Additional Information dated January 31, 1998, which is available upon request and without charge by calling 1-800-354-8185. Information about the MSIF Portfolios is included in the current prospectus relating to those Portfolios dated May 1, 1998, which is incorporated by reference herein solely with respect to those Portfolios. Additional information is included in the Statement of Additional Information of MSIF dated May 1, 1998, which is available upon request and without charge by calling 1-800-548-7786. Each Statement of Additional Information has been filed with the SEC. The MAS Portfolios and MSIF Portfolios are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison St., Chicago, IL 60661-2511 and Seven World Trade Center, Suite 1300, New York, NY 10048.

    FINANCIAL STATEMENTS. The financial statements of the MAS Portfolios contained in the MAS Funds annual report to shareholders for the fiscal year ended September 30, 1997 have been audited by Price Waterhouse LLP, its independent accountants. The financial statements of the MSIF Portfolios contained in MSIF's annual report to shareholders for the fiscal year ended December 31, 1997 have been audited by Price Waterhouse LLP, its independent accountants. These financial statements and the unaudited pro forma financial statements reflecting the MAS Mid Cap Value Portfolio after the Reorganization, which are contained in the Statement of

Additional Information dated May 8, 1998, relating to this Proxy Statement/Prospectus, are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Portfolios, and not to any other portfolios that are part of the MSIF or MAS Funds families and described therein. A copy of MAS Funds' and MSIF's Annual Reports may be obtained on request without charge by contacting MAS at One Tower Bridge, West Conshohocken, Pennsylvania 19428 or by calling 1-800-354-8185 and MSIF at P.O. Box 2798, Boston, Massachusetts 02208 or by calling 1-800-548-7786.

    LEGAL MATTERS. Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. 20036, serves as counsel both to MAS and MSIF. Morgan, Lewis & Bockius LLP will render opinions concerning the issuance of MAS Institutional and Adviser Class shares, the validity of actions taken by MSIF with respect to the Reorganization and the outstanding Class A and Class B shares of the MSIF Portfolios and certain federal tax matters described above. Neither MSIF nor MAS is involved in any litigation.

    THE BOARDS OF DIRECTORS OF THE MSIF PORTFOLIOS RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION AGREEMENT.

                                 VOTING MATTERS

    GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Boards of Directors of the MSIF Portfolios in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the MAS and MSIF Portfolios may also solicit proxies by telephone, telegraph or in person. The cost of solicitation will be borne, directly or indirectly, by each of MAS and MSIF.

    VOTING RIGHTS AND REQUIRED VOTE. Each share of the MSIF Portfolios is entitled to one vote. Approval of the Reorganization Agreement with respect to each MSIF Portfolio requires the affirmative vote of a majority of the outstanding voting securities of that Portfolio present at the meeting in person or by proxy. The vote of a "majority of the outstanding securities" means the vote of 67% or more of the voting securities present, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or the vote of more than 50% of the outstanding voting securities, whichever is less. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to MSIF a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. The proposed Reorganization of each MSIF Portfolio will be voted upon separately by the shareholders of the respective Portfolios. The consummation of each Portfolio's Reorganization is not conditioned on the approval of the other.

    Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. It is not anticipated that any matters other than the adoption of the Reorganization Agreement will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization Agreement.

    If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. The costs of any additional solicitation and of any adjourned session will be borne by MSIF and MAS.

    RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the MSIF Portfolios at the close of business on April 24, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote:

       4,241,963.122 shares of common stock of MSIF Small Cap Value Equity Portfolio;

       700,316.538 shares of common stock of MSIF Balanced Portfolio.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

    MSIF. As of April 24, 1998, to MSIF's knowledge, no person owned of record or beneficially 5% or more of the MSIF Small Cap Value Equity Portfolio's Class A shares. The following persons owned of record or beneficially 5% or more of each other class of the MSIF Portfolios' outstanding shares as of April 24, 1998:

                                                                                MSIF SMALL CAP VALUE EQUITY
                                                                                         PORTFOLIO:
                                                                                          CLASS A
                                                                            ------------------------------------
                                                                                                 PERCENTAGE OF
                                                                              PERCENTAGE OF      INSTITUTIONAL
                                                                             CLASS A SHARES      CLASS SHARES
                                                                              OWNED BEFORE        OWNED AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
Quest Institutional Management                                                       10.1%               1.0%
 c/o Stephen E. Leatherman
 1200 17th Street
 Suite 1950
 Denver, CO 80202

                                                                                MSIF SMALL CAP VALUE EQUITY
                                                                                         PORTFOLIO:
                                                                                          CLASS B
                                                                            ------------------------------------
                                                                                                 PERCENTAGE OF
                                                                              PERCENTAGE OF      ADVISER CLASS
                                                                             CLASS B SHARES      SHARES OWNED
                                                                              OWNED BEFORE           AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
James E. Himoff                                                                       5.4%               5.4%
 7201 State Route 8
 Brant Lake, NY 12815-2236

                                                                                  MSIF BALANCED PORTFOLIO:
                                                                                          CLASS A
                                                                            ------------------------------------
                                                                                                 PERCENTAGE OF
                                                                              PERCENTAGE OF      INSTITUTIONAL
                                                                             CLASS A SHARES      CLASS SHARES
                                                                              OWNED BEFORE        OWNED AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
H. Conrad Meyer & Sarah Meyer                                                        26.7%             *
 One Woodland Ave.
 Bronxville, NY 10708

First Bank NA, Trustee                                                               22.6%             *
 Kinney Printing Co.
 P.O. Box 64010
 St. Paul, MN 55154

Jeffrey R. Holzschuh                                                                 10.6%             *
 21 Kenilworth Terrace
 Greenwich, CT 06830

                                                                                  MSIF BALANCED PORTFOLIO:
                                                                                          CLASS B
                                                                            ------------------------------------
                                                                                                 PERCENTAGE OF
                                                                              PERCENTAGE OF      ADVISER CLASS
                                                                             CLASS B SHARES      SHARES OWNED
                                                                              OWNED BEFORE           AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
William Guthrie                                                                       62.1   %            1.5   %
 MSTC Custodian
 435 Sheridan Road
 Winnetka, IL 60093-2626

Ramakrishna Kothalanka MD PA                                                          37.9   %       *
 Profit Sharing Plan
 MSTC Custodian
 126 Bentley Avenue
 Jersey City, NJ 07304-1702

--------------

* Less than 1%.

    As of April 24, 1998, the Directors and officers of MSIF as a group owned less than 1% of the total outstanding Class A and Class B shares of either MSIF Portfolio.

    MAS. As of April 24, 1998, the MAS Mid Cap Value Portfolio Adviser Class was not yet open, and thus had no shareholders. In addition, to MAS's knowledge, the following persons owned of record or beneficially 5% or more of each other class' outstanding shares on April 24, 1998:

                                                                             MAS FUNDS MID CAP VALUE PORTFOLIO:
                                                                                    INSTITUTIONAL CLASS
                                                                            ------------------------------------
                                                                              PERCENTAGE OF      PERCENTAGE OF
                                                                              INSTITUTIONAL      INSTITUTIONAL
                                                                              CLASS SHARES       CLASS SHARES
                                                                              OWNED BEFORE        OWNED AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
Commonwealth of Pennsylvania                                                         12.1%              10.8%
 Public School Employees Retirement Sys.
 5 North 5th Street
 P.O. Box 125
 Harrisburg, PA 17108-0125

Charles Schwab & Co., Inc.                                                            9.4%               8.4%
 Special Custody Account for the Exclusive Benefit of Customers
 101 Montgomery Street
 San Francisco, CA 94104

The Northern Trust Company As Trustee                                                 8.5%               7.6%
 FBO Morgan Stanley Pension Plans
 DV-MS
 P.O. Box 92956
 Chicago, IL 60675

Georgetown Memorial Hospital                                                          7.7%               6.8%
 P.O. Drawer 1718
 Administration
 Georgetown, SC 29442

Fishnet & Company                                                                     5.7%               5.1%
 FBO The Hearst Foundation
 c/o State Street Bank & Trust
 P.O. Box 1992
 Boston, MA 02105

The Chase Manhattan Bank                                                              5.7%               5.1%
 FAO Hearst Corporation
 Global Securities Services
 3 Chase Metro Tech Center
 6th Floor
 New York, NY 11245

                                                                             MAS FUNDS MID CAP VALUE PORTFOLIO:
                                                                                      INVESTMENT CLASS
                                                                            ------------------------------------
                                                                              PERCENTAGE OF      PERCENTAGE OF
                                                                            INVESTMENT CLASS   INVESTMENT CLASS
                                                                              SHARES OWNED       SHARES OWNED
                                                                                 BEFORE              AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
Northern Trust Trustee                                                                26.5   %           26.5   %
 FBO UA Local 467
 P.O. Box 92956
 Chicago, IL 60675

First National Bank of Shelby Cust. for Gardner Webb University                       21.1   %           21.1   %
 P.O. Box 168
 Shelby, NC 28151-0168

Kershaw County Medical Center Employees Pension Fund, Lynnwood H. Young,              17.6   %           17.6   %
 Trustee
 P.O. Box 7003
 Camden, SC 29020-7003

Wendel & Co. FAO Health Systems Group Retirement                                      10.1   %           10.1   %
 One Wall Street
 6th Floor
 New York, NY 10286

Wells Fargo Bank FBO                                                                   8.3   %            8.3   %
 FCH General Hospital
 P.O. Box 9800
 Calabasas, CA 91372-9800

First Union National Bank, Trustee                                                     5.2   %            5.2   %
 Frueaff Foundation
 1525 West Wt. Harris Blvd.
 CMG-151
 Charlotte, NC 28288-1151

                                                                               MAS FUNDS BALANCED PORTFOLIO:
                                                                                    INSTITUTIONAL CLASS
                                                                            ------------------------------------
                                                                              PERCENTAGE OF      PERCENTAGE OF
                                                                              INSTITUTIONAL      INSTITUTIONAL
                                                                              CLASS SHARES       CLASS SHARES
                                                                              OWNED BEFORE        OWNED AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
Northern Trust Co., Trustee FBO Allianze Defined Cont. Plan Master Trust              32.5   %           32.0   %
 P.O. Box 92956
 Chicago, IL 60675

Wendel & Co., Trustee for A&P Savings Plan                                             9.9   %            9.7   %
 c/o The Bank of New York
 P.O. Box 1066
 Wall Street Station
 New York, NY 10268

Wendel & Co. #018768                                                                   8.1   %            8.0   %
 c/o The Bank of New York
 P.O. Box 1066
 Wall Street Station
 New York, NY 10268

Wendel & Co. #017735                                                                   7.4   %            7.3   %
 c/o The Bank of New York
 P.O. Box 1066
 Wall Street Station
 New York, NY 10268

Aramark Master Trust                                                                   6.4   %            6.3   %
 Bank of New York
 One Wall Street
 12th Floor
 New York, NY 10286

                                                                               MAS FUNDS BALANCED PORTFOLIO:
                                                                                       ADVISER CLASS
                                                                            ------------------------------------
                                                                              PERCENTAGE OF      PERCENTAGE OF
                                                                              ADVISER CLASS      ADVISER CLASS
                                                                              SHARES OWNED       SHARES OWNED
                                                                                 BEFORE              AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
Fidelity Investments Institutional Operations Co. as Agent for Certain EE             98.2   %           95.8   %
 Benefit Plans
 100 Magellan Way KW1C
 Covington, KY 41015

                                                                               MAS FUNDS BALANCED PORTFOLIO:
                                                                                      INVESTMENT CLASS
                                                                            ------------------------------------
                                                                              PERCENTAGE OF      PERCENTAGE OF
                                                                            INVESTMENT CLASS   INVESTMENT CLASS
                                                                              SHARES OWNED       SHARES OWNED
                                                                                 BEFORE              AFTER
NAME & ADDRESS                                                               REORGANIZATION     REORGANIZATION
--------------------------------------------------------------------------  -----------------  -----------------
Nabank & Co./DRK                                                                     63.2%              63.2%
 P.O. Box 2180
 Tulsa, OK 74101-2180

Roderick Dean Marcoux                                                                32.0%              32.0%
 The Chase Manhattan Bank
 P.O. Box 3898
 Incline Village, NV 89450

    As of April 24, 1998, the Trustees and officers of MAS as a group owned less than 1% of the total outstanding Institutional, Investment, or Adviser Class Shares of either MAS Portfolio.

    EXPENSES. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of MSIF, MSAM or by Shareholder Services Corporation, a solicitation firm located in New York, NY that has been engaged to assist in proxy solicitation at an estimated cost of approximately $3,500. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by MSIF. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

    The Board of Directors of MSIF knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

    MSIF. Shareholder inquiries may be addressed to MSIF in writing at the address on the cover page of this Proxy Statement/Prospectus or by telephoning 1-800-548-7786.

    MAS. Shareholder inquiries may be addressed to MAS in writing at One Tower Bridge, West Conshohocken, Pennsylvania 19428 or by calling 1-800-354-8185.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          By the Order of the Board of
                                          Directors,

                                          Valerie Y. Lewis
                                          SECRETARY
                                          Morgan Stanley Institutional Fund,
                                          Inc.

                                   APPENDIX A
                         PERFORMANCE OF THE PORTFOLIOS
                                MAS FUNDS/EQUITY
                            MID CAP VALUE PORTFOLIO

The Mid Cap Value Portfolio applies Miller Anderson & Sherrerd's value investment philosophy to the medium-sized equity universe, combining fundamental research with a disciplined, quantitative investment process. MAS generally keeps sector weights within 5% of those of the S&P MidCap 400 Index, with strategic over- and under-weightings assigned to different sectors based on their relative investment attractiveness. Decisions about portfolio composition and structure are made by a team of MAS equity professionals who specialize in the small- and mid-cap market segments.

MAS's investment process is driven chiefly by bottom-up considerations, although broad macroeconomic trends that influence the outlook for certain industries are taken into account in the decision making process. As a value-oriented fund, the Portfolio emphasizes stocks with below-average valuations. However, unlike many value strategies, MAS's methodology also includes additional quality and growth factors such as the expected future growth in earnings and dividends, the recent pattern of earnings estimate revisions and subjective judgments regarding the quality of a company's business franchise. As a result, the Portfolio will generally look similar to the S&P MidCap 400 Index in the quality and growth characteristics of its holdings, while the overall valuation of the Portfolio will generally be lower.

Equity markets moved dramatically higher this year due to strong economic and earnings growth coupled with declining levels of inflation and interest rates. Although valuations, as measured by price-to-earnings multiples, are now in record territory, the mid-cap market is still cheap compared to the large-cap market. The Portfolio remains fully invested. This policy proved particularly useful following the correction in April.

The Portfolio beat its benchmark in all quarters, including the difficult fiscal second quarter. Stock selection was the primary determinant of performance this year, with support from under-weighting electric utilities and over-weighting energy and business service stocks relative to the benchmark. For the fiscal year, top performing stocks came from a variety of industries: Herman Miller (+166%), Sullivan Dental (+131%), Noble Drilling (+115%), Franklin Resources (+111%),

                    EQUITY MARKETS MOVED DRAMATICALLY HIGHER
                      THIS YEAR DUE TO STRONG ECONOMIC AND
                     EARNINGS GROWTH COUPLED WITH DECLINING
                    LEVELS OF INFLATION AND INTEREST RATES.

Western Digital (+99%) and Air Express International (+94%). These securities are not necessarily representative of the Portfolio's current or future holdings.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MID CAP VALUE
Growth of a $1 Million Investment
Since Inception
Dollars (000)
Fiscal years ending September 30                            MAS Funds
                                      S&P MidCap 400    Mid Cap Value
*12/30/1994                                    1,000            1,000
12/31/94                                       1,000            1,000
3/31/95                                        1,082            1,107
6/30/95                                        1,176            1,217
9/30/95                                        1,291            1,345
12/31/95                                       1,309            1,327
3/31/96                                        1,390            1,446
6/30/96                                        1,430            1,545
9/30/96                                        1,472            1,645
12/31/96                                       1,561            1,868
3/31/97                                        1,538            1,873
6/30/97                                        1,764            2,202
9/30/97                                        2,048            2,655

                             AVERAGE ANNUAL RETURNS

                                 ENDED 9/30/97*

                                                                                MAS MID CAP VALUE
                                                                         --------------------------------    S&P MIDCAP
                                                                         INSTITUTIONAL / /   INVESTMENT-      400 INDEX
--------------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                                       61.40%           61.05%           39.15%
SINCE INCEPTION                                                                42.61%           42.46%           29.77%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

 / /  Represents an investment in the Institutional Class.

- Represents an investment in the Investment Class which commenced operations 5/10/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Institutional and Investment Classes of shares of the Mid Cap Value Portfolio from exceeding 0.88% and 1.10% respectively, of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Mid Cap Value Portfolio commenced operations on 12/30/94. All returns are compared to the S&P MidCap 400 Index, an unmanaged market index.

                               MAS FUNDS/BALANCED
                               BALANCED PORTFOLIO

The Balanced Portfolio provides active asset allocation management of Miller Anderson & Sherrerd's core equity and fixed-income strategies in a single portfolio. MAS shifts assets as relative values change, using a 60% equity and 40% fixed-income allocation as a starting point, and manages diversification and risk control across both asset classes.

Management of the Portfolio incorporates expertise from MAS's entire investment team. Members of the domestic equity, international equity, domestic fixed-income and international fixed-income teams comprise the MAS Asset Allocation Committee, which also includes representatives from the interest-rate, economic, and currency-management teams. The Asset Allocation Committee evaluates the relative risks and returns of
                      MAS SHIFTS ASSETS AS RELATIVE VALUES
                       CHANGE, USING A 60% EQUITY AND 40%
                     FIXED-INCOME ALLOCATION AS A STARTING
                     POINT, AND MANAGES DIVERSIFICATION AND
                    RISK CONTROL ACROSS BOTH ASSET CLASSES.

the Portfolio's two asset classes and makes strategic asset allocation decisions. The Portfolio's management team then makes decisions about portfolio composition and structure, drawing on the strategies employed by MAS's equity and fixed-income portfolio management teams.

The three key influences considered in determining asset allocation strategy are relative real interest rates, the shape of the yield curve, and the equity risk premium. To make the asset-allocation decision, MAS starts by calculating expected returns on capital. The expected return on fixed-income investments depends on the real interest rate and the steepness of the yield curve. MAS then measures the risk-adjusted return an investor can expect to earn by investing in the equity market versus the return he can expect to earn by investing in fixed-income securities; the difference between these two expected returns represents the equity risk premium. Measurement of the risk premium enables MAS to determine whether the Portfolio should favor equities or fixed-income securities; a higher premium would generally lead to a greater focus on equities, while a lower premium would lead to an emphasis on fixed-income securities. Asset-allocation decisions couple measures of value with economic analysis. MAS's economic analysis focuses on fiscal and monetary policy and prospective levels of inflation.

During fiscal 1997, the Portfolio returned slightly less than its custom benchmark composed 60% of the S&P 500 and 40% of the Salomon Broad Index. Value-added relative to the benchmark came from a higher-than-index exposure to equities, but this was more than offset by security selection within the equity portion of the fund. Security selection in the fixed-income portion of the Portfolio added to relative performance.

The Portfolio started the fiscal year with a lower-than-benchmark position in equities. Expected returns for stocks and bonds pointed to bonds offering better value than equities, and high absolute valuations created concern about overall stock market returns. However, after the brief market correction in the first calendar quarter of 1997, equities became more attractive and in April stock exposure was increased to 63%, which was maintained for the rest of the year.

At fiscal year-end, the Portfolio had higher-than-benchmark investments in equity securities and slightly higher-than-index interest-rate exposure. The Portfolio holds almost no cash, since all valuation measures indicate that equity and bond markets will continue to perform well.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            BALANCED
Growth of a $1 Million Investment
Since Inception
Dollars (000)
Fiscal years ending September 30
                                     S&P 500    MAS Funds Balanced    Salomon Broad
*12/31/1992                            1,000                 1,000            1,000
3/31/93                                1,044                 1,034            1,042
6/30/93                                1,049                 1,048            1,071
9/30/93                                1,076                 1,083            1,099
12/31/93                               1,101                 1,104            1,099
3/31/94                                1,059                 1,169            1,068
6/30/94                                1,064                 1,060            1,058
9/30/94                                1,116                 1,085            1,064
12/31/94                               1,115                 1,082            1,068
3/31/95                                1,224                 1,157            1,122
6/30/95                                1,341                 1,247            1,191
9/30/95                                1,447                 1,317            1,213
12/31/95                               1,534                 1,378            1,266
3/31/96                                1,617                 1,431            1,244
6/30/96                                1,689                 1,473            1,250
9/30/96                                1,742                 1,494            1,273
12/31/96                               1,887                 1,590            1,312
3/31/97                                1,937                 1,612            1,305
6/30/97                                2,276                 1,786            1,352
9/30/97                                2,446                 1,904            1,397

                             AVERAGE ANNUAL RETURNS

                                 ENDED 9/30/97*

                                                                     MAS BALANCED
                                                    ----------------------------------------------    S&P 500      SALOMON BROAD
                                                    INSTITUTIONAL / /   INVESTMENT-   ADVISER TRIANGLE    INDEX        INDEX
---------------------------------------------------------------------------------------------------------------------------------
ONE YEAR                                                  27.44%           27.35%          27.24%        40.46%          9.72%
SINCE INCEPTION                                           14.53%           14.51%          14.49%        20.73%          7.29%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

 / /  Represents an investment in the Institutional Class.

- Represents an investment in the Investment Class which commenced operations 4/3/97. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.15% Shareholder Servicing Fee applicable to the Investment Class.

TRIANGLE Represents an investment in the Adviser Class which commenced operations 11/1/96. Returns for periods beginning prior to this date are based on the performance of the Institutional Class and do not include the 0.25% 12b-1 fee applicable to the Adviser Class.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Adviser Class of shares of the Balanced Portfolio from exceeding 0.90% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

* The Balanced Portfolio commenced operations on 12/31/92. All returns are compared to the S&P 500 Index and the Salomon Broad Investment Grade Index, both unmanaged market indices.

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                          0.3          %
Banking                           13.1          %
Building                           2.5          %
Capital Goods                      3.3          %
Chemicals                          1.3          %
Communications                     4.8          %
Computers                          5.4          %
Consumer--Durables                 2.9          %
Consumer--Retail                   7.2          %
Consumer--Service & Growth         0.9          %
Consumer--Staples                  4.3          %
Electric                           1.3          %
Energy                             5.9          %
Entertainment                      3.2          %
Financial--Diversified             3.0          %
Health Care                        3.1          %
Industrial                         7.5          %
Insurance                          2.7          %
Metals                             2.0          %
Paper & Packaging                  1.0          %
Restaurants                        0.7          %
Services                           3.2          %
Technology                         4.5          %
Tobacco                            0.6          %
Transportation                     5.4          %
Utilities                          5.3          %
Other                              4.6          %

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                       SMALL CAP VALUE EQUITY              RUSSELL 2500
                                         PORTFOLIO--CLASS A                  INDEX(1)
12/17/92*                                                    $500,000              $500,000
12/31/92                                                     $507,000              $515,665
12/31/93                                                     $564,420              $601,000
12/31/94                                                     $578,700              $595,350
12/31/95                                                     $698,086              $784,076
12/31/96                                                     $858,576              $933,443
12/31/97                                                   $1,174,532            $1,160,736
* Commencement of operations
** Minimum
Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE RUSSELL 2500 INDEX
AND S&P 500 INDEX(1)
-------------------------------------------

                                         TOTAL RETURNS(2)
                        --------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                          ONE YEAR       FIVE YEARS       SINCE INCEPTION
                        ------------  -----------------  -----------------
PORTFOLIO -- CLASS
A.....................       36.80%          18.30%             18.46%
PORTFOLIO -- CLASS
B.....................       36.51             N/A              29.27
RUSSELL 2500 -- CLASS
A.....................       24.35           17.59              18.16
RUSSELL 2500 -- CLASS
B.....................       24.35             N/A              21.55
S&P 500 -- CLASS A....       33.36           20.27              20.13
S&P 500 -- CLASS B....       33.36             N/A              27.63

1. The Russell 2500 Index and the S&P 500 Index are unmanaged indices of common stock.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Small Cap Value Equity Portfolio invests in equity securities of small to medium-sized companies that our research indicates are undervalued relative to the market in general at the time of purchase. The Portfolio's disciplined value approach seeks to outperform the Russell 2500 Small Company Index in the longer term. We believe our emphasis on high quality companies will help the Portfolio perform particularly well in difficult markets.

The Small Cap Value Equity Portfolio selects companies that can be purchased at bargain prices. Bargains mostly arise as a result of public overreactions to temporary problems associated with an otherwise healthy company, or because a company is neglected and currently out-of-the limelight of investors' interest. Often, these companies operate as major players in very focused markets and are not widely followed by the investment community.

The Portfolio invests in all economic sectors of the market, and our strategy of maintaining a well-diversified portfolio is intended to produce consistent and reliable results over time. Our investment approach combines quantitative and fundamental research, and is based on the premise that the prices of stocks move more frequently, and in greater magnitude, than do the fundamentals of the underlying companies. This discrepancy creates an opportunity for disciplined, value-oriented investors. Our value approach importantly includes quality and growth standards which are carefully designed to help avoid "value-traps", where cheap stocks sometimes remain cheap (or become cheaper) because the company is run by bad managers or is mired in a hopelessly difficult business environment. The end result should be a portfolio with below-market valuation and an overall growth rate as similar as possible to the Russell 2500 benchmark.

For the year ended December 31, 1997, the Portfolio had a total return of 36.80% for the Class A shares and 36.51% for the Class B shares, compared to a total return of 24.35% and 33.36% for the Russell 2500 Index and the S&P 500 Index, respectively. For the five year period ended December 31, 1997, the average annual total return of Class A was 18.30% compared to 17.59% for the Russell 2500 Index and 20.27% for the S&P 500 Index. From inception on December 17, 1992 through December 31, 1997, the average annual total return of Class A was 18.46% compared to 18.16% for the Russell 2500 Index and 20.13% for the S&P 500 Index. From inception on January 2, 1996 through December 31, 1997, the average annual total return of Class B was 29.27% compared to 21.55% for the Russell 2500 Index and 27.63% for the S&P 500 Index.

--------------------------------------------------------------------------------
                                                Small Cap Value Equity Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO (CONT.)

For the three months ended December 31, 1997, the Portfolio had a total return of -2.30% for Class A and -2.37% for Class B compared to -2.25% for the Russell 2500 Index and 2.87% for the S&P 500 Index.

Both stock and sector selection played roles in the slight underperformance for the fourth quarter. Asian worries led to unusual market and economic events. Electric utilities, despite high valuations, competitive risk, strict regulation and anemic long-term growth, provided average returns of over 20% in the fourth quarter, due to their credit sensitivity and perceived safety. Meanwhile, long interest rates fell despite surging economic growth. Under normal circumstances the Federal Reserve would likely have tightened rates but could not risk draining liquidity from the market. In general, companies with stable, domestic earnings exposure were rewarded, regardless of valuation or long-term growth prospects. As such, food, beverage, consumer service and utility stocks faired well. Our underweighted positions in utility and beverage stocks hurt performance, while our overweighting in financial stocks and under weighting of energy stocks aided performance. As value investors we continue to search for companies with low valuations and better than average growth prospects.

Individual stocks which boosted performance included, First of America Bank (+44.6%), Nationwide Financial Services (+29.8%) and Storage Technology (+29.0%). Underperforming stocks included Danka Business Systems (-63.9%), Microage (-48.1%), and Teradyne (-40.5%) .

Asian turmoil has simultaneously raised the possibility of deflation and inflation. In the event of a worldwide financial crisis/recession commodity prices will fall, demand will slow and interest rates and profits will decline. Conversely, if Asian problems remain localized, the current state of low inflation, low unemployment, falling interest rates and strong economic growth is unsustainable. Inflation and interest rates are likely to rise. This uncertainty has led us to increase holdings in utilities, REITs and food stocks, while reducing Asian-exposed cyclicals and technology stocks.

Gary G. Schlarbaum
PORTFOLIO MANAGER

William Gerlach
PORTFOLIO MANAGER

January 1998

--------------------------------------------------------------------------------
SMALL CAP VALUE EQUITY PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1997)
--------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Aerospace                   5.5          %
Banking                     9.4          %
Capital Goods               3.0          %
Chemicals                   0.9          %
Communications              3.6          %
Consumer--Durables          1.1          %
Consumer--Retail            3.4          %
Consumer--Staples           2.9          %
Energy                      4.2          %
Financial-Diversified       1.5          %
Health Care                 0.9          %
Insurance                   3.5          %
Metals                      0.8          %
Paper & Packaging           1.2          %
Services                    0.8          %
Technology                  2.5          %
Transportation              1.9          %
Utilities                   4.3          %
U.S. Treasury Notes        40.2          %
Other                       8.4          %

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                 BALANCED PORTFOLIO--CLASS
                               INDATA BALANCED--MEDIAN INDEX(1)              A
2/20/90*                                               $500,000                   $500,000
10/31/91                                                601,750                    582,845
10/31/92                                                659,000                    638,635
12/31/92                                                680,250                    656,635
12/31/93                                                747,350                    736,015
12/31/94                                                743,800                    718,950
12/31/95                                                929,081                    888,838
12/31/96                                              1,062,776                    985,988
12/31/97                                              1,256,414                  1,156,564
*Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.
PERFORMANCE COMPARED TO INDATA
BALANCED-MEDIAN INDEX(1)
-----------------------------

                                         TOTAL RETURNS(2)
                        --------------------------------------------------
                                       AVERAGE ANNUAL     AVERAGE ANNUAL
                          ONE YEAR       FIVE YEARS       SINCE INCEPTION
                        ------------  -----------------  -----------------
PORTFOLIO -- CLASS
A.....................       17.30%          11.98%             11.25%
PORTFOLIO -- CLASS
B.....................       16.94             N/A              13.56
INDEX -- CLASS A......       18.22           13.06              12.44
INDEX -- CLASS B......       18.22             N/A              16.34

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 0.5% cash, 37.9% bonds and 61.6% equity based on $52.5 billion in assets among 431 portfolios for the period ended December 31, 1997 (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Balanced Portfolio's value investment objective is to seek high total return while preserving capital by investing in a combination of undervalued equity securities and fixed income securities.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.

For the year ended December 31, 1997, the Portfolio had a total return of 17.30% for the Class A shares and 16.94% for the Class B shares, as compared to a total return of 18.22% for the Indata Balanced-Median Index (the "Index"). For the five year period ended December 31, 1997, the average annual total return of Class A was 11.98% compared to 13.06% for the Index. From inception on February 20, 1990 through December 31, 1997, the average annual total return of Class A was 11.25% compared to 12.44% for the Index. From inception on January 2, 1996 through December 31, 1997, the average annual total return of Class B was 13.56% compared to 16.34% for the Index.

According to LIPPER MUTUAL FUNDS QUARTERLY, the average Balanced mutual fund returned 19.00% for the year ended December 31, 1997.

Our asset allocation, based on market value at December 31, 1997, is as follows:

Equities.................................       51.4%
Fixed Income.............................       40.1
Cash.....................................        8.5
                                                 ---
                                                 100%
                                                 ---
                                                 ---

EQUITIES

For the quarter ended December 31, 1997, the equity component of the Balanced Portfolio had a gross return of 2.80% and for year ended December 31, 1997 returned 30.23%. The S&P 500 returned 2.87% for the quarter ended December 31, 1997 and 33.36% for the year ended December 31, 1997.

In 1997, major market indices achieved strong double digit returns for the third consecutive year. Large cap stocks once again significantly outperformed small cap stocks as investors sought relative safety, liquidity and earnings certainty. The larger cap Russell 1000 returned 32.86% compared to the smaller cap Russell 2000 return of 22.28%. Growth stocks outperformed value, with the S&P/ Barra Growth Index up 36.42% for the year compared to 29.96% for the S&P/Barra Value Index.

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (CONT.)

A progressively weak first quarter, followed by a solid rebound in the second quarter resulted in an overall very strong first half. Major market indices bottomed in April and then advanced to new highs through June. Sentiment in the first quarter, including escalating fears of interest rate increases, and strong economic growth of 4.9%, contrasted with subsiding fears of rate increases and a moderating economy in the second quarter. The market continued to advance in the third quarter, although it declined in August as concerns mounted about the potential impact of the growing Southeast Asian financial crisis and currency devaluations. These concerns intensified during the fourth quarter, as the Southeast Asian turmoil spread to Hong Kong. As a result, the market declined again in October, a month that saw the largest point decline ever in the Dow Jones Industrial Average and a record volume day of 1.2 billion shares traded on the NYSE. The market decline reflected investor concern that slowing economic growth in Asia and imported Asian deflation would weaken U.S. economic and earnings growth. Although the market recovered in November and December, profit concerns overshadowed the very positive declining interest rate environment, continued benign inflation and a moderating but growing economy.

The equity component of the Balanced Portfolio holds the same undervalued companies that are held in the Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500.

                                             PRICE         PRICE
                                            EARNINGS       BREAK
                                          ------------  ------------
Portfolio -- equity portion.............        17.7x          3.3x
S&P 500.................................        23.9x          5.5x

The best performing sectors in the equity portion of the Portfolio for the year on an absolute basis were financial services, up 54%, transportation, up 47%, and capital goods, up 46%. Underperforming sectors included shelter, down 8%, raw materials, up 1%, and consumer non-durables, up 6%. Relative to the S&P 500, the equity portion of the Portfolio benefited from being overweight in financial services and underweight in consumer non-durables, while the underweight position in healthcare and in consumer services hurt the equity portion of the Portfolio. The best performing stocks in 1997 were First of America, up 98%, Mellon Bank, up 76%, Wal Mart, up 75%, Ogden, up 57%, and PNC Financial, also up 57%. Underperforming stocks included Fleming, down 22%, Louisiana-Pacific, down 8%, Woolworth, down 7%, and Phelps Dodge, down 5%.

The overweight position in financial services and stock selection within the sector meaningfully contributed to performance in 1997. Banking stocks continued to benefit from industry consolidation activity and the declining interest rate environment, which more than offset concerns about the Asian crisis that arose in the second half of the year. We pared back First of America after the company agreed to be acquired by National City Corp. for a 30% premium. To maintain an overweight position in banking, we added Fleet Financial and Banc One during the year. We also increased our weighting in Sallie Mae. Shareholders of Sallie Mae voted in new management during the year, and approved a reorganization plan to restructure the company as a fully privatized corporation and eventually eliminate its government charter. The company continues to generate strong earnings growth, repurchase stock, and cut costs, and is well positioned to gain market share in the education finance market.

We increased exposure in the transportation and aerospace/defense due to favorable industry trends and attractive valuations. The commercial airline cycle has maintained its strength during the year, supported by the strong economy, higher business and consumer travel spending and more rational fare pricing. The commercial aircraft manufacturing cycle is also very favorable. To participate, we added to the United Technologies position, and established positions in Parker Hannifin and Continental Airlines. The aerospace/defense sector is seeing the benefits from past industry consolidation. During the year, we added Lockheed Martin and Litton Industries to the portfolio. We also added Gulfstream Aerospace, which is benefiting from a strong backlog in its business jet aircraft manufacturing operations and a healthy annual repurchase program.

In the capital goods sector, another strong performer in 1997, we added Case Corp. in addition to holding Deere & Co. Strong farm income and secular worldwide growth in agricultural spending have been the major themes supporting the industry. Deere continues to generate strong cash flow and repurchase stock. Case possesses significant margin expansion opportunities, and trades at attractive valuation levels. We adjusted the consumer durable sector by selling Chrysler and adding Meritor Automotive and Borg Warner Automotive. Both of these stocks are trading below 11 times 1998 estimated earnings. We expect them to benefit from the continued globalization and consolidation in the auto and truck supplier market.

We pared back on consumer staples, primarily tobacco stocks, as a preliminary industry litigation settlement was reached mid-year. While the settlement would provide protection from certain lawsuits, the industry still faces a lengthy government approval process for the agreement during 1998. Until a settlement nears approval, the stocks will most likely remain at attractive valuations of 12-14 times 1998 expected earnings. In the retail sector, we

--------------------------------------------------------------------------------
BALANCED PORTFOLIO

[LOGO]  Morgan Stanley
        Institutional Fund, Inc.
--------------------------------------------------------------------------------

OVERVIEW
--------------------------------------------------------------------------------
BALANCED PORTFOLIO (CONT.)
added Wal Mart at the start of 1997, which finished the year as one of the top performers in the Portfolio. Wal Mart began generating positive free cash flow in 1996, and subsequently announced a 30% dividend increase and a stock buyback program in early 1997. The company then delivered both sales and earnings growth and consistency throughout the year. In the services and growth sector, we sold the remaining position in Eastman Kodak. The company continues to struggle with intensified film price competition, continuing losses from new business initiatives and an inflated cost structure. We also sold McGraw Hill and pared back on Ogden Corp. due to strong price appreciation.

Our exposure to the telecommunications industry increased throughout the year, as we added to US West Communications, and as consolidation activity and improved investor sentiment toward the group drove the stocks higher. AT&T announced the appointment of a new CEO, and undertook several steps to improve earnings, including cutting costs and selling non core businesses. In utilities, we decreased the exposure to the sector by paring back on GPU, Nipsco Industries and Texas Utilities. Regulatory concerns related to the resolution of stranded asset costs and continued rate reductions remain a risk within the industry. However, the sector benefited in the fourth quarter due to the extremely favorable interest rate environment and improved investor sentiment toward the group.

Within the commodity industry sectors, we lowered the exposure to energy and paper and forest products, as oil prices weakened throughout the year, and as the Asian turmoil hurt the paper cycle recovery. Within energy, we sold Exxon and added USX-Marathon Group. Exxon, which had outperformed other integrated oil stocks, had begun trading at a premium to the industry group and the market, whereas Marathon traded at a more attractive valuation level. We also sold Occidental Petroleum which had seen strong price appreciation throughout the year, but which also has a large commodity chemical exposure. In the paper and forest products sector, we swapped Willamette Industries for a partial position in Georgia-Pacific. Management at Georgia-Pacific has taken aggressive steps toward improving shareholder value, including cutting costs, reducing capital spending, and repurchasing stock. We adjusted the composition of the chemicals sector by selling Eastman Chemical and Olin, and adding DuPont. DuPont appears to be better positioned to deliver earnings growth as it has strengthened key areas of its business portfolio with acquisitions and has begun to build the higher growth, higher margin life sciences business.

We maintain a cautious view going into 1998 as valuations levels remain at fairly high levels, and as uncertainty to the earnings cycle has increased with the Asian financial crisis. We continue to overweight financial services and utilities, and underweight technology and healthcare.

FIXED INCOME

The fixed income portion of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the quarter ended December 31, 1997, the fixed income portion of the Balanced Portfolio had a gross return of 2.33% and for the year ended December 31, 1997, returned 7.93%. The Lehman Intermediate-Government/Corporate Index returned 2.14% for the quarter ended December 31, 1997, and 7.87% for the year.

The fixed income portion of the Portfolio began the year at a weighted average maturity of 3.3 years and average duration of 3.0. During the first quarter, rates increased across all maturity spectrums, as investors anticipated the Federal Reserve Bank's raising of the fed funds rate in late March by 25 basis points. However, for the year, interest rates ended lower across maturity spectrums of one year and greater. The largest decrease in rates occurred in the five, ten and thirty year bonds, as investors anticipated the prospect of deflation from the Asian crisis. This downward shift in long rates flattened the yield curve. During the third quarter, when long bond rates approached 6.7%, we lengthened the weighted average maturity and average duration of the portfolio to take advantage of a temporary increase in rates. The moderation in interest rates later in the year and the decline in long bond rates below the 6% level helped performance. At year-end, the weighted average maturity was 3.6 years, and average duration was 3.2.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

January 1998

--------------------------------------------------------------------------------
                                                              Balanced Portfolio

                                   EXHIBIT A
                               AGREEMENT AND PLAN
                       OF REORGANIZATION AND LIQUIDATION

    AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of May 8, 1998 (the "Agreement"), by and between Morgan Stanley Institutional Fund, Inc. ("MSIF"), a Maryland corporation, on behalf of the Small Cap Value Equity and Balanced Portfolios (each an "Acquired Fund," and collectively, the "Acquired Funds"), and MAS Funds, a Pennsylvania business trust, on behalf of the Mid Cap Value and Balanced Portfolios (each an "Acquiring Fund," and collectively, the "Acquiring Funds").

    WHEREAS, MSIF was organized under Maryland law as a corporation under Articles of Incorporation dated September 27, 1988, as amended and restated; MSIF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); MSIF has authorized capital consisting of 40,000,000,000 shares of common stock, par value $.001 per share, including 1,000,000,000 shares of the Small Cap Value Equity Portfolio, and 1,000,000,000 shares of the Balanced Portfolio; the Acquired Funds are duly organized and validly existing series of MSIF; and

    WHEREAS, MAS Funds was organized under Pennsylvania law as a business trust under a Declaration of Trust dated February 15, 1984, as amended and restated; MAS Funds is an open-end management investment company registered under the 1940 Act; and the Acquiring Funds are duly organized and validly existing series of MAS Funds;

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect (i) the transfer of all of the assets of the MSIF Small Cap Value Equity Portfolio solely in exchange for (a) the assumption by the MAS Mid Cap Value Portfolio of all or substantially all of the liabilities of the MSIF Small Cap Value Equity Portfolio and (b) beneficial shares of the MAS Mid Cap Value Portfolio, followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such beneficial shares of the MAS Mid Cap Value Portfolio to the holders of shares of common stock of the MSIF Small Cap Value Equity Portfolio on the terms and conditions hereinafter set forth in liquidation of the MSIF Small Cap Value Equity Portfolio; and (ii) the transfer of all of the assets of the MSIF Balanced Portfolio solely in exchange for (a) the assumption by the MAS Balanced Portfolio of all or substantially all of the liabilities of the MSIF Balanced Portfolio and (b) beneficial shares of the MAS Balanced Portfolio, followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such beneficial shares of the MAS Balanced Portfolio to the holders of shares of common stock of the MSIF Balanced Portfolio on the terms and conditions hereinafter set forth in liquidation of the MSIF Balanced Portfolio. For convenience: (x) the MSIF Small Cap Value Equity Portfolio and the MAS Mid Cap Value Portfolio are referred to generically hereinafter as "corresponding" Acquired and Acquiring Funds, as are the MSIF Balanced Portfolio and the MAS Balanced Portfolio; (y) the beneficial shares of the MAS Mid Cap Value and Balanced Portfolios that are given in exchange for the assets of the corresponding Acquired Funds are referred to hereinafter as the "Acquiring Funds Shares"; and (z) the shares of common stock of the MSIF Small Cap Value Equity and Balanced Portfolios that are held by the holders of such shares at the Effective Time are referred to hereinafter as the "Acquired Funds Shares." The parties hereto covenant and agree as follows:

    1. PLAN OF REORGANIZATION. At the Effective Time, each Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the corresponding Acquiring Fund and each Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the corresponding Acquired Fund, in exchange for delivery to the corresponding Acquired Fund by such Acquiring Fund of a number of its Acquiring Funds Shares (both full and fractional) equivalent in value to the Acquired Funds Shares of the corresponding Acquired Fund outstanding immediately prior to the Effective Time. The assets and stated liabilities of each Acquired Fund, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the corresponding Acquiring Fund. All debts, liabilities, obligations and duties of each Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the corresponding Acquiring Fund and may be enforced against the corresponding Acquiring Fund to the same extent as if the same had been incurred by the corresponding Acquiring Fund.

    2. TRANSFER OF ASSETS. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of such Acquired Fund and other property owned by such Acquired Fund at the Effective Time.

    3. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUNDS. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in value to the Acquired Funds Shares held by that shareholder. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of record of the Acquired Funds and representing the respective number of Acquiring Funds Shares due such shareholder. As soon as practicable after the Effective Time, but not later than
           , 1998, MSIF shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

    4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. The Acquiring Funds represent and warrant to the Acquired Funds as follows:

        (a) ORGANIZATION, EXISTENCE, ETC. MAS Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has the power to carry on its business as it is now being conducted.

        (b) REGISTRATION AS INVESTMENT COMPANY. MAS Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

        (c) FINANCIAL STATEMENTS. The audited financial statements, if any, of MAS Funds relating to the Acquiring Funds dated as of September 30, 1997 (the "Acquiring Funds Financial Statements"), which will, if available, be delivered to the Acquired Funds as of the Effective Time, will fairly present the financial position of the Acquiring Funds as of the date thereof.

        (d) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Funds Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable.

        (e) AUTHORITY RELATIVE TO THIS AGREEMENT. MAS Funds, on behalf of the Acquiring Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the MAS Funds Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        (f) LIABILITIES. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds. MAS Funds' Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.

        (g) LITIGATION. Except as previously disclosed to the Acquired Funds, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect any of the Acquiring Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

        (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

        (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

    5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS. The Acquired Funds represent and warrant to the Acquiring Funds as follows:

        (a) ORGANIZATION, EXISTENCE, ETC. MSIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to carry on its business as it is now being conducted.

        (b) REGISTRATION AS INVESTMENT COMPANY. MSIF is registered under the 1940 Act as an open-end management investment company; and such registration has not been revoked or rescinded and is in full force and effect.

        (c) FINANCIAL STATEMENTS. The audited financial statements of MSIF relating to the Acquired Funds as of December 31, 1997 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly represent the financial position of the Acquired Funds as of the respective dates thereof, and the results of their operations and changes in their net assets for the periods indicated.

        (d) MARKETABLE TITLE TO ASSETS. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

        (e) AUTHORITY RELATIVE TO THIS AGREEMENT. MSIF, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by MSIF's Board of Directors, and no other proceedings by the Acquired Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        (f) LIABILITIES. There are no liabilities of the Acquired Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. MSIF's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (g) LITIGATION. Except as previously disclosed to the Acquiring Funds, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

        (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

        (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

        (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

        (b) The Acquiring Funds shall have received an opinion of counsel for the Acquired Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) the Acquired Funds are duly organized and validly existing series of MSIF under the laws of the State of Maryland; (ii) MSIF is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of each of the Acquired Funds and this Agreement has been duly executed and delivered by MSIF on behalf of the Acquired Funds and is a valid and binding obligation of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquired Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds; and (v) upon consummation of this Agreement, the Acquiring Funds shall have acquired all of the Acquired Funds' assets listed in the Statement of Assets and Liabilities, free and clear of all liens, encumbrances or adverse claims.

        (c) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time the Acquired Funds' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Funds as to the aggregate asset value of the Acquired Funds' portfolio securities.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

        (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

        (b) The Acquired Funds shall have received an opinion of counsel for the Acquiring Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of MAS Funds under the laws of the Commonwealth of Pennsylvania; (ii) MAS Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Funds Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

        (c) The Acquiring Funds shall have delivered to the Acquired Funds at the Effective Time, a certificate of the Treasurer or Assistant Treasurer of the Acquiring Funds as to the aggregate asset value of the Acquiring Funds' portfolio securities.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

        (a) Such authority from the Securities and Exchange Commission (the "SEC") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

        (b) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        (c) The Acquiring Funds have filed all documents and paid all fees required to permit their shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

        (d) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for Federal income tax purposes:

            (1) No gain or loss will be recognized to the Acquired Funds upon the transfer of its assets in exchange solely for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's stated liabilities;

            (2) No gain or loss will be recognized to the Acquiring Funds on their receipt of the Acquired Funds' assets in exchange for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's liabilities;

            (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

            (4) The Acquiring Funds' holding period for the assets transferred to the Acquiring Funds by the Acquired Funds will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

            (5) No gain or loss will be recognized to the Acquired Funds on the distribution of the Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for their Acquired Funds Shares;

            (6) No gain or loss will be recognized to the Acquired Funds' shareholders as a result of the Acquired Funds' distribution of Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for the Acquired Funds' shareholders' Acquired Funds Shares;

            (7) The basis of the Acquiring Funds Shares received by the Acquired Funds' shareholders will be the same as the adjusted basis of that Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor; and

            (8) The holding period of the Acquiring Funds Shares received by the Acquired Funds' shareholders will include the Acquired Funds' shareholders' holding period for the Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor, provided that said Acquired Funds Shares were held as capital assets on the date of the conversion.

        (e) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote at an annual or special meeting; provided that, if a majority of the shares of only one Acquired Fund approve the Agreement and the Reorganization, the parties may execute the Agreement and effect the Reorganization solely with respect to such Acquired Fund.

        (f) The Board of Trustees of MAS Funds, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Funds Shares at the Effective Time in exchange for the assets of the Acquired Funds pursuant to the terms and provisions of this Agreement.

    9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Funds' assets for Acquiring Funds Shares shall be effective as of close of
business on            , 1998, or at such other time and date as fixed by the
mutual consent of the parties (the "Effective Time").

    10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned with respect to one or more of the Acquiring Funds and/or the Acquired Funds without penalty by resolution of the Board of Directors of MSIF or the Board of Trustees of MAS Funds or at the discretion of any duly authorized officer of MAS Funds or MSIF, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable.

    11. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Funds Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds' shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

    12. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

    13. NOTICES. Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

       if to the Acquiring Funds:

       Ms. Lorraine Truten
       MAS Funds
       One Tower Bridge
       West Conshohocken, PA 19428
       with a copy to:
       John H. Grady, Esq.
       Morgan, Lewis & Bockius LLP
       1800 M Street, N.W.
       Washington, D.C. 20036

       if to the Acquired Funds:
       Harold J. Schaaff, Jr., Esq.
       Morgan Stanley Institutional Fund, Inc.
       1221 Avenue of the Americas
       New York, NY 10020
       with a copy to:
       John H. Grady, Jr., Esq.
       Morgan, Lewis & Bockius LLP
       1800 M Street, N.W.
       Washington, D.C. 20036

    14.  FEES AND EXPENSES.

        (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each Portfolio will be borne by such Portfolio. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Funds Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Each of the Acquiring Funds shall pay its own Federal and state registration fees.

    15.  HEADINGS, COUNTERPARTS, ASSIGNMENT.

        (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

        (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    16. ENTIRE AGREEMENT. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    17. FURTHER ASSURANCES. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

    18. BINDING NATURE OF AGREEMENT. As provided in each of (1) MSIF's Articles of Incorporation, as amended and supplemented to date, on file with the State Department of Assessments and Taxation of the State of Maryland; and (2) MAS Funds Declaration of Trust, as amended and supplemented to date, on file with the Pennsylvania Corporation Bureau of the Department of State, this Agreement was executed by the undersigned officers of MAS Funds and MSIF, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the corporation or trust. Moreover, no series of a corporation or trust shall be liable for the obligations of any other series of that corporation or trust.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

    Morgan Stanley Institutional Fund, Inc., on behalf of its series, Small Cap Value Equity Portfolio and Balanced Portfolio

                                          By
                                          --------------------------------------

                                          Name:

                                          Title:

    MAS Funds, on behalf of its series, Mid Cap Value Portfolio and Balanced Portfolio

                                          By
                                          --------------------------------------

                                          Name:

                                          Title:

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 8, 1998
                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                P.O. BOX 2798 BOSTON, MASSACHUSETTS, 02208-2798

                                   MAS FUNDS
                                ONE TOWER BRIDGE
                          WEST CONSHOHOCKEN, PA 19428

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement/Prospectus dated May 8, 1998 for the Special Meeting of Shareholders of Morgan Stanley Institutional Fund, Inc. ("MSIF"), to be held on June 19, 1998. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by calling MSIF at 1-800-548-7786.

    Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

    Further information about Institutional Class shares of MAS Funds is contained in and incorporated by reference to said Fund's Statement of Additional Information dated January 31, 1998, a copy of which is included herewith. The audited financial statements and related independent accountant's report for MAS Funds Mid Cap Value and Balanced Portfolios contained in the Annual Report dated September 30, 1997 are hereby incorporated herein by reference insofar as they relate to the MAS Portfolios. No other parts of the Annual Report are incorporated by reference herein.

    Further information about Class A and B shares of the MSIF Portfolios is contained in and incorporated by reference to MSIF's Statement of Additional Information dated May 1, 1998, a copy of which is included herewith. The audited financial statements and related independent accountant's report for the Morgan Stanley Institutional Fund, Inc. Small Cap Value Equity and Balanced Portfolios ("MSIF Portfolios") contained in the 1997 Annual Report to Shareholders dated December 31, 1997 are hereby incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein.

    The date of this Statement of Additional Information is May 8, 1998.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
General Information.....................
Pro Forma Financial Statements..........   2

                                   MAS FUNDS

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                SHARES                                                                        VALUE (000)
---------------------------------------                                        ------------------------------------------
                  MSIF                                                                              MSIF
    MAS         SMALL CAP                                                                        SMALL CAP
  MID CAP         VALUE       PRO FORMA          SECURITY DESCRIPTION               MAS            VALUE        PRO FORMA
   VALUE         EQUITY       COMBINED    -----------------------------------  MID CAP VALUE       EQUITY       COMBINED
 PORTFOLIO      PORTFOLIO     PORTFOLIO           SEPTEMBER 30, 1997             PORTFOLIO       PORTFOLIO      PORTFOLIO
------------  -------------   ---------   -----------------------------------  -------------   --------------   ---------
      87,600    17,000         104,600    AccuStaff, Inc.                        $   2,759       $   535        $  3,294
      17,000        --          17,000    ADC Telecommunications, Inc.                 553            --             553
      30,400     5,900          36,300    Aeroquip-Vickers, Inc.                     1,490           289           1,779
      12,400     2,600          15,000    AGCO Corp.                                   393            82             475
     123,300    23,900         147,200    Air Express International Corp.            4,500           872           5,372
       9,800     2,000          11,800    Airborne Freight Corp.                       594           121             715
      23,200     4,700          27,900    Altera Corp.                               1,189           241           1,430
      14,800     3,000          17,800    AMBAC, Inc.                                  602           122             724
      22,000     4,400          26,400    Apache Corp.                                 943           189           1,132
      43,500     8,400          51,900    Applebee's International, Inc.             1,088           210           1,298
      34,700     6,900          41,600    Arbor Drugs, Inc.                            807           161             968
          --       200             200    ArchCoal, Inc.                                --             6               6
      54,600    11,000          65,600    Arnold Industries, Inc.                    1,276           257            1,53
      16,000     8,200          24,200    Arvin Industries, Inc.                       628           322             950
      24,100        --          24,100    Aviation Sales Co.                           729            --             729
      66,700        --          66,700    Banner Associates, Inc.                      684            --             684
      28,620     5,600          34,220    Bear Stearns Cos., Inc.                    1,259           246           1,505
      17,000     3,900          20,900    Biogen, Inc.                                 551           127             678
      38,100     7,300          45,400    BJ Services Co.                            2,829           542           3,371
      25,200     5,100          30,300    Black Hills Corp.                            739           149             888
       7,000     1,600           8,600    BMC Software, Inc.                           453           104             557
       9,100        --           9,100    Bowater, Inc.                                464            --             464
      10,700     2,100          12,800    Box Hill Systems Corp.                       187            37             224
      12,600     3,000          15,600    Brylane, Inc.                                578           138             716
      21,300     4,100          25,400    Cadence Design Systems, Inc.               1,140           219           1,359
      19,000        --          19,000    Callaway Golf Co.                            663            --             663
      21,500     4,600          26,100    Capital One Financial Corp.                  984           210           1,194
      16,900     3,400          20,300    Case Corp.                                 1,126           227           1,353
      53,600    14,400          68,000    CDI Corp.                                  2,023           544           2,567
      18,000     4,600          22,600    Ceridian Corp.                               666           170             836
      22,900     5,800          28,700    Champion Enterprises, Inc.                   438           111             549
      32,200     6,300          38,500    City National Corp.                        1,030           202           1,232
      23,300     4,700          28,000    CMAC Investment Corp.                      1,249           252           1,501
      42,100     8,300          50,400    CNF Transportation, Inc.                   1,834           362           2,196
       8,600     1,600          10,200    Coherent, Inc.                               476            89             565
      20,100     3,700          23,800    Colonial Bancgroup Inc.                      578           106             684
      16,800     3,100          19,900    Coltec Industries, Inc.                      363            67             430
      17,500     3,500          21,000    Columbia Gas System, Inc.                  1,225           245           1,470
      28,400     5,700          34,100    Comerica, Inc.                             2,242           450           2,692
      29,000     7,400          36,400    Community First Bankshares, Inc.           1,407           359           1,766
      42,000     7,900          49,900    Computer Products, Inc.                    1,250           235           1,485
      33,100     6,400          39,500    Comverse Technology, Inc.                  1,746           338           2,084
      14,100     3,600          17,700    Consolidated Cigar Holdings, Inc.            576           147             723
      14,200     2,800          17,000    Cooper Cameron Corp.                       1,020           201           1,221
      12,950     2,500          15,450    Crane Co.                                    533           103             636
      10,100     2,000          12,100    Credence Systems Corp.                       492            98             590
      41,500     8,200          49,700    Crestar Financial Corp.                    1,945           384           2,329
      32,100     6,100          38,200    CTB International Corp.                      506            96             602
      25,000     5,000          30,000    Cullen/FrostBankers, Inc.                  1,184           237           1,421
      23,200     4,900          28,100    Culp, Inc.                                   481           102             583
      37,700     7,100          44,800    CVS Corp.                                  2,144           404           2,548
      43,200     7,100          50,300    Danka Business Systems plc ADR             1,922           316           2,238

                                   MAS FUNDS

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                SHARES                                                                        VALUE (000)
---------------------------------------                                        ------------------------------------------
                  MSIF                                                                              MSIF
    MAS         SMALL CAP                                                                        SMALL CAP
  MID CAP         VALUE       PRO FORMA          SECURITY DESCRIPTION               MAS            VALUE        PRO FORMA
   VALUE         EQUITY       COMBINED    -----------------------------------  MID CAP VALUE       EQUITY       COMBINED
 PORTFOLIO      PORTFOLIO     PORTFOLIO           SEPTEMBER 30, 1997             PORTFOLIO       PORTFOLIO      PORTFOLIO
------------  -------------   ---------   -----------------------------------  -------------   --------------   ---------
      40,000     8,000          48,000    Datascope Corp.                        $     880       $   176        $  1,056
      18,600     3,800          22,400    Dean Foods Co.                               860           176           1,036
      32,600     6,300          38,900    Diamond Offshore Drilling, Inc.            1,799           348           2,147
      68,400    17,600          86,000    Dimon, Inc.                                1,710           440           2,150
      11,200     2,600          13,800    Doncasters plc ADR                           336            78             414
      11,000     2,100          13,100    Doubletree Corp.                             531           101             632
      16,400     3,200          19,600    Dura Pharmaceuticals, Inc.                   715           140             855
       6,200     1,200           7,400    El Paso Natural Gas Co.                      375            73             448
      35,200     6,800          42,000    Elbit Systems, Ltd.                          484            93             577
       6,000     1,200           7,200    Electro Scientific Industries, Inc.          366            73             439
       8,500        --           8,500    ESS Technology, Inc.                         129            --             129
      24,600     4,900          29,500    Everest Reinsurance Holdings, Inc.         1,009           201           1,210
      19,100     3,600          22,700    EVI, Inc.                                  1,222           230           1,452
      24,700     5,000          29,700    Expeditors International of
                                          Washington, Inc.                           1,034           209           1,243
      80,600    15,700          96,300    Falcon Drilling Co., Inc.                  2,846           554           3,400
          --     8,400           8,400    First Alliance Corp.                          --           265             265
      24,800     5,400          30,200    First Financial Corp.                        845           184           1,029
      30,713     6,000          36,713    First of America Bank Corp.                1,649           322           1,971
      28,600     5,800          34,400    Fiserv, Inc.                               1,255           254           1,509
      15,200     2,900          18,100    Forecenergy, Inc.                            590           113             703
      53,300    10,400          63,700    FPA Medical Management, Inc.               1,832           357           2,189
      43,750     8,300          52,050    Franklin Resources, Inc.                   4,074           773           4,847
       8,700     2,200          10,900    Fred Meyer, Inc.                             463           117             580
      12,042     2,400          14,442    Fuller (H.B.) Co.                            653           130             783
      20,400     4,300          24,700    Furniture Brands International,
                                          Inc.                                         385            81             466
      15,000     2,800          17,800    Gateway 2000, Inc.                           472            88             560
      47,400     9,600          57,000    General Cable Corp.                        1,683           341           2,024
      31,800        --          31,800    Gibson Greetings, Inc.                       823            --             823
       6,000        --           6,000    Global Industries Ltd.                       239            --             239
       8,500     1,700          10,200    Greenpoint Financial Corp.                   539           108             647
      13,400     3,200          16,600    Halter Marine Group, Inc.                    648           155             803
      35,400     7,200          42,600    Harley-Davidson, Inc.                      1,033           210           1,243
      13,600     2,700          16,300    Hartford Life, Inc., Class A                 523           104             627
      11,800     2,500          14,300    Health Care and Retirement Corp.             439            93             532
       5,900     1,300           7,200    Healthcare Financial Partners, Inc.          182            40             222
     127,000    25,300         152,300    Healthdyne Technologies, Inc.              2,365           471           2,836
          --    10,100          10,100    Herman Miller, Inc.                           --           540             540
      11,000     1,400          12,400    Hertz Corp., Class A                         414            53             467
      14,800     3,300          18,100    Hirsch International Corp., Class A          262            58             320
      78,700    16,300          95,000    HMT Technology Corp.                       1,235           256           1,491
      11,700        --          11,700    Hubco, Inc.                                  371            --             371
      52,500     3,450          55,950    Hughes Supply, Inc.                        1,585           104           1,689
      14,000     2,600          16,600    ICN Pharmaceuticals, Inc.                    689           128             817
      32,100     6,400          38,500    Inacom Corp.                               1,194           238           1,432
       4,650        --           4,650    Ingersoll Rand Co.                           200            --             200
       3,800       700           4,500    Innovex, Inc.                                123            23             146
      35,800    14,800          50,600    Interim Services, Inc.                     1,007           416           1,423
      16,800     3,200          20,000    Interstate Bakeries Corp.                  1,152           219           1,371
      27,300     7,000          34,300    Intevac, Inc.                                386            99             485
      27,800     5,600          33,400    IPALCO Enterprises, Inc.                     952           192           1,144
      10,800        --          10,800    Ivex Packaging Corp.                         173            --             173
      67,600    25,200          92,800    Journal Register Co.                       1,327           495           1,822

                                   MAS FUNDS

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                SHARES                                                                        VALUE (000)
---------------------------------------                                        ------------------------------------------
                  MSIF                                                                              MSIF
    MAS         SMALL CAP                                                                        SMALL CAP
  MID CAP         VALUE       PRO FORMA          SECURITY DESCRIPTION               MAS            VALUE        PRO FORMA
   VALUE         EQUITY       COMBINED    -----------------------------------  MID CAP VALUE       EQUITY       COMBINED
 PORTFOLIO      PORTFOLIO     PORTFOLIO           SEPTEMBER 30, 1997             PORTFOLIO       PORTFOLIO      PORTFOLIO
------------  -------------   ---------   -----------------------------------  -------------   --------------   ---------
      13,700     2,700          16,400    Kaydon Corp.                           $     822       $   162        $    984
      16,900        --          16,900    Kilroy Realty Corp.                          456            --             456
      14,900     2,800          17,700    KLA Tencor Corp.                           1,007           189           1,196
       9,300     1,400          10,700    Lancaster Colony Corp.                       494            74             568
      25,200     5,300          30,500    Lear Corp.                                 1,241           261           1,502
      17,000        --          17,000    Lehman Brothers Holdings, Inc.               912            --             912
      30,800     6,200          37,000    LG&E Energy Corp.                            683           138             821
           1        --               1    Lockheed Martin Corp.                         --            --              --
      25,500     3,400          28,900    Lone Star Industries, Inc.                 1,377           184           1,561
      22,100     4,200          26,300    Long Island Bancorp, Inc.                  1,039           197           1,236
      14,900     3,000          17,900    Lubrizol Corp.                               626           126             752
      30,100     4,200          34,300    Marquette Medical Systems, Inc.,
                                          Class A                                      933           130           1,063
      16,500     4,100          20,600    Mascotech, Inc.                              338            84              42
      26,175     5,100          31,275    McClatchy Newspapers, Inc., Class A          900           175           1,075
         122        --             122    Mercantile Bankshares Corp.                    4            --               4
      15,500     3,100          18,600    Mercury General Corp.                      1,356           271           1,627
      17,300     3,500          20,800    MGM Grand, Inc.                              751           152             903
      44,300     8,400          52,700    Microage, Inc.                             1,285           244           1,529
      50,600        --          50,600    Miller (Herman), Inc.                      2,707            --           2,707
      32,600     6,200          38,800    Money Store (The), Inc.                      929           177           1,106
      28,100     5,300          33,400    Nabors Industries, Inc.                    1,094           206           1,300
      25,400     5,600          31,000    National Commerce Bancorp.                   692           153             845
      14,400        --          14,400    National Fuel Gas Co.                        634            --             634
      92,600    17,500         110,100    Nationwide Financial Services,
                                          Inc., Class A                              2,581           488           3,069
      12,400     2,400          14,800    Neiman Marcus Group (The), Inc.              397            77             474
      21,400     4,300          25,700    New Century Energies, Inc.                   889           179           1,068
       7,000     1,700           8,700    New York Times Co., Class A                  368            89             457
      52,500    10,200          62,700    Nextel Communications, Inc.,
                                          Class[nb]A                                 1,516           295           1,811
      13,500     2,700          16,200    NICOR, Inc.                                  506           101             607
      13,400     2,600          16,000    Noble Affiliates, Inc.                       600           116             716
      24,100     4,700          28,800    Noble Drilling Corp.                         777           152             929
      79,700    16,400          96,100    North Fork Bancorp, Inc.                   2,311           476           2,787
      19,800     4,000          23,800    Northern Trust Corp.                       1,171           236           1,407
      24,800     4,800          29,600    NS Group, Inc.                               803           155             958
      65,600    12,300          77,900    Office Depot, Inc.                         1,324           248           1,572
       8,500     1,700          10,200    Old Republic International Corp.             332            66             398
         300        --             300    Omnicom Group, Inc.                           22            --              22
      14,647     3,000          17,647    ONEOK, Inc.                                  478            98             576
      16,500        --          16,500    Owens-Illinois, Inc.                         560            --             560
      37,100    10,000          47,100    P.H. Glatfelter Co.                          823           222           1,045
      17,400     3,500          20,900    PACCAR, Inc.                                 974           196           1,170
       8,900     1,800          10,700    Pacific Enterprises                          301            61             362
       3,600        --           3,600    Parker Hannifin Corp.                        162            --             162
      19,300     3,900          23,200    Personnel Group of America, Inc.             661           134             795
      53,250    12,750          66,000    Pier 1 Imports, Inc.                         955           229           1,184
      23,700     4,700          28,400    Pinnacle West Capital Corp.                  797           158             955
       7,500        --           7,500    Power-One, Inc.                              105            --             105
      25,600     5,300          30,900    Precision Castparts Corp.                  1,664           344           2,008
      22,900     5,200          28,100    Premark International, Inc.                  733           166             899
       4,300       800           5,100    Prime Bancshares, Inc.                        82            15              97
      54,800        --          54,800    ProSource, Inc.                              356            --             356
          --     7,500           7,500    Quaker Chemical Corp.                         --           141             141

                                   MAS FUNDS

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                SHARES                                                                        VALUE (000)
---------------------------------------                                        ------------------------------------------
                  MSIF                                                                              MSIF
    MAS         SMALL CAP                                                                        SMALL CAP
  MID CAP         VALUE       PRO FORMA          SECURITY DESCRIPTION               MAS            VALUE        PRO FORMA
   VALUE         EQUITY       COMBINED    -----------------------------------  MID CAP VALUE       EQUITY       COMBINED
 PORTFOLIO      PORTFOLIO     PORTFOLIO           SEPTEMBER 30, 1997             PORTFOLIO       PORTFOLIO      PORTFOLIO
------------  -------------   ---------   -----------------------------------  -------------   --------------   ---------
      18,900     4,600          23,500    Quantum Corp.                          $     724       $   176        $    900
      28,800    10,300          39,100    Richfood Holdings, Inc.                      747           267           1,014
      33,800        --          33,800    Reliance Group Holdings, Inc.                458            --             458
       7,000        --           7,000    Rohm & Haas Co.                              672            --             672
      51,800    10,500          62,300    Ross Stores, Inc.                          1,768           358           2,126
      19,500     3,900          23,400    Rotech Medical Corp.                         375            75             450
      37,600     7,200          44,800    Russ Berrie & Co., Inc.                    1,100           211           1,311
      32,100     6,100          38,200    S & P Mid-Cap 400 Depository
                                          Receipts                                   2,070           393           2,463
      37,200     4,000          41,200    Schweitzer-Mauduit International,
                                          Inc.                                       1,581           170           1,751
      63,000    11,700          74,700    SCI Systems, Inc.                          3,122           580           3,702
      26,600     5,100          31,700    Security Capital Group, Inc., Class
                                          B                                            914           175           1,089
      18,700     3,700          22,400    Semitool, Inc.                               470            93             563
      53,600    10,400          64,000    ShopKo Stores, Inc.                        1,394           270           1,664
      20,500     4,000          24,500    SL Green Realty Corp. REIT                   530           104             634
      27,400     5,800          33,200    Solectron Corp.                            1,219           258           1,477
      40,000     7,800          47,800    Southdown, Inc.                            2,185           426           2,611
      30,200     7,800          38,000    Southtrust Corp.                           1,487           384           1,871
      20,800        --          20,800    SPS Technologies, Inc.                       978            --             978
      16,200     3,000          19,200    Stage Stores, Inc.                           699           129             828
      20,100     3,800          23,900    Storage Technology Corp.                     961           182           1,143
      92,300    15,900         108,200    Sullivan Dental Products, Inc.             2,365           407           2,772
      35,838     8,401          44,239    Summit Bancorp.                            1,593           373           1,966
      12,100     2,400          14,500    Sun Co., Inc.                                530           105             635
      90,800    17,600         108,400    Symantec Corp.                             2,066           400           2,466
      27,700     5,700          33,400    Tech Data Corp.                            1,274           262           1,536
      12,000        --          12,000    Technitrol, Inc.                             478            --             478
      31,200     6,200          37,400    Technology Modeling Association,
                                          Inc.                                                       478           95573
      11,100     2,200          13,300    Tektronix, Inc.                              749           148             897
      32,500     6,200          38,700    Teradyne, Inc.                             1,749           334           2,083
      60,300    13,500          73,800    Tetra Technologies, Inc.                   1,394           312           1,706
     108,000    14,000         122,000    TJX Companies, Inc.                        3,301           428           3,729
      19,300     3,200          22,500    Tommy Hilfiger Corp.                         964           160           1,124
      20,800     4,400          25,200    Torchmark Corp.                              816           173             989
      16,300     4,100          20,400    Tower Automotive, Inc.                       734           185             919
      34,800     6,600          41,400    Trans Financial, Inc.                      1,109           210           1,319
      15,400     3,000          18,400    Transocean Offshore, Inc.                    738           144             882
      14,300     2,900          17,200    Trinity Industries, Inc.                     690           140             830
      19,000     3,800          22,800    Triumph Group, Inc.                          635           127             762
      26,700     5,500          32,200    Tuboscope Vetco International Corp.          838           172           1,010
      25,200        --          25,200    Tyson Foods, Inc., Class A                   591            --             591
          --     6,600           6,600    U.S. Office Products                          --           233             233
      24,800     5,800          30,600    Union Texas Petro Holdings, Inc.             583           136             719
      12,700     2,400          15,100    UnionBanCal Corp.                          1,099           208           1,307
      20,300     4,000          24,300    United Meridian Corp.                        746           147             893
     124,400    24,400         148,800    Universal Corp.                            4,509           885           5,394
      25,600     4,500          30,100    Universal Health Services, Inc.,
                                          Class B                                    1,107           195           1,302
      30,700     5,700          36,400    USA Waste Services, Inc.                   1,224           227           1,451
      13,800        --          13,800    USCS International, Inc.                     309            --             309
      27,400     5,600          33,000    USG Corp.                                  1,313           269           1,582
       6,200     4,300          10,500    V.F. Corp.                                   574           398             972
      20,000     4,000          24,000    Valassis Communications, Inc.                638           127             765
      10,300     2,000          12,300    Varco International, Inc.                    500            97             597

                                   MAS FUNDS

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                SHARES                                                                        VALUE (000)
---------------------------------------                                        ------------------------------------------
                  MSIF                                                                              MSIF
    MAS         SMALL CAP                                                                        SMALL CAP
  MID CAP         VALUE       PRO FORMA          SECURITY DESCRIPTION               MAS            VALUE        PRO FORMA
   VALUE         EQUITY       COMBINED    -----------------------------------  MID CAP VALUE       EQUITY       COMBINED
 PORTFOLIO      PORTFOLIO     PORTFOLIO           SEPTEMBER 30, 1997             PORTFOLIO       PORTFOLIO      PORTFOLIO
------------  -------------   ---------   -----------------------------------  -------------   --------------   ---------
      13,800     2,800          16,600    Veritas DGC, Inc.                      $     587       $   119        $    706
      12,800     2,400          15,200    Vintage Petroleum, Inc.                      630           118             748
      21,300     4,200          25,500    Vishay Intertechnology, Inc.                 563           111             674
          --    11,900          11,900    VIVUS, Inc.                                   --           446             446
       2,300       400           2,700    Washington Post Co., Class B               1,031           179           1,210
      10,400     2,100          12,500    Watson Pharmaceuticals, Inc.                 621           126             747
      38,800     7,700          46,500    Weatherford Enterra, Inc.                  2,069           410           2,479
       2,000        --           2,000    Webster Financial Corp.                      118            --             118
      40,100     9,200          49,300    Wellpoint Health Networks, Inc.            2,323           533           2,856
          --       725             725    Wellsford Real Properties, Inc.               --            12              12
      11,100     2,100          13,200    Western Atlas, Inc.                          977           185           1,162
      37,400     7,600          45,000    Western National Corp.                     1,073           218           1,291
      16,300     2,500          18,800    Wilmington Trust Corp.                       890           137           1,027
       8,200     1,600           9,800    Xilinx, Inc.                                 415            81             496
      20,000        --          20,000    Xomed Surgical Products, Inc.                398            --             398
       4,600        --           4,600    York International Corp.                     206            --             206
                                                                               -------------     -------        ---------

                                          TOTAL COMMON STOCKS -- 96.79% (COST
                                          $174,476 AND $34,960,
                                          RESPECTIVELY.)                           216,173        42,331         258,504


               PAR VALUE
---------------------------------------
          --    $  648         $   648    Chase Securities, Inc. 5.75% dated
                                          9/30/97, due 10/01/97, to be
                                          repurchased at $648 collateralized
                                          by U.S. Treasury Notes, 6.625%, due
                                          3/31/02, valued at $666 (Cost $648)           --           648             648
      $5,792        --           5,792    Chase Securities, Inc. 5.90%, dated
                                          9/30/97, due 10/1/97, to be
                                          repurchased at $5,793,
                                          collateralized by various U.S.
                                          Government Obligations, due
                                          10/1/97-1/29/99, valued at $5,847
                                          (Cost $5,792)                              5,792            --           5,792
                                                                               -------------     -------        ---------
                                          TOTAL SHORT TERM INVESTMENT --
                                          3.21% (COST $5,792 AND $648,
                                          RESPECTIVELY)                              5,792           648           6,440
                                                                               -------------     -------        ---------
                                          TOTAL INVESTMENTS -- 100.00% (COST
                                          $180,268 AND $35,608,
                                          RESPECTIVELY.)                         $ 221,965       $42,979        $264,944
                                                                               -------------     -------        ---------
                                                                               -------------     -------        ---------

                                   MAS FUNDS

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                      MAS           MSIF
                                                                    MID CAP      SMALL CAP
                                                                     VALUE      VALUE EQUITY   PRO FORMA
                                                                   PORTFOLIO     PORTFOLIO     COMBINED
                                                                     (000)         (000)         (000)
                                                                   ----------   ------------   ---------
ASSETS:
  Investments, at cost -- see accompanying portfolios............   $180,268      $35,608      $215,876
                                                                   ----------   ------------   ---------
                                                                   ----------   ------------   ---------
  Investments, at value..........................................    221,965       42,979       264,944
  Dividends receivable...........................................        109           18           127
  Interest receivable............................................          1           --             1
  Receivable for investments sold................................        785          147           932
  Receivable for fund shares sold................................      1,556           --         1,556
  Other Assets...................................................          3           25            28
                                                                   ----------   ------------   ---------
    TOTAL ASSETS.................................................    224,419       43,169       267,588
LIABILITIES:
  Payable for investments purchased..............................      2,510          348         2,858
  Payable for fund shares redeemed...............................          1           --             1
  Investment advisory fee payable................................        337           79           416
  Payable for Administrative Fees................................         14            5            19
  Payable for Trustees' Fees.....................................          2            3             5
  Other Liabilities..............................................         57           41            98
                                                                   ----------   ------------   ---------
    TOTAL LIABILITIES............................................      2,921          476         3,397
                                                                   ----------   ------------   ---------
NET ASSETS:......................................................   $221,498      $42,693      $264,191
                                                                   ----------   ------------   ---------
                                                                   ----------   ------------   ---------
NET ASSETS consist of:
  Undistributed net investment income (loss).....................   $    310      $   (13)     $    297
  Undistributed net realized gain on investments.................     21,907        7,667        29,574
  Unrealized appreciation of investments.........................     41,697        7,371        49,068
  Paid-in capital................................................    157,584       27,668       185,252
                                                                   ----------   ------------   ---------
TOTAL NET ASSETS:................................................   $221,498      $42,693      $264,191
                                                                   ----------   ------------   ---------
                                                                   ----------   ------------   ---------
SHARES:
  INSTITUTIONAL CLASS
    (MSIF Class A, MAS Institutional Class) Net Assets...........   $220,259      $34,649      $254,908
    Shares of Common Stock Outstanding...........................     10,103        2,365        11,692
  Net Asset Value Per Share......................................   $  21.80      $ 14.65      $  21.80
                                                                   ----------   ------------   ---------
  ADVISER CLASS
    (MSIF Class B, MAS Adviser Class) Net Assets.................         --      $ 8,044      $  8,044
    Shares of Common Stock Outstanding...........................         --          550           369
  Net Asset Value Per Share......................................         --      $ 14.63      $  21.80
  INVESTMENT CLASS
  Net Assets.....................................................   $  1,239           --      $  1,239
    Shares of Common Stock Outstanding...........................         57           --            57
  Net Asset Value Per Share......................................   $  21.75           --      $  21.75
                                                                   ----------                  ---------

              SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                                   MAS FUNDS

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                   YEAR ENDING SEPTEMBER 30, 1997 (UNAUDITED)

                                                                      MAS           MSIF
                                                                    MID CAP      SMALL CAP
                                                                     VALUE      VALUE EQUITY                 PRO FORMA
                                                                   PORTFOLIO     PORTFOLIO                   COMBINED
                                                                     (000)         (000)       ADJUSTMENTS     (000)
                                                                   ----------   ------------   -----------   ---------
INVESTMENT INCOME:
  Interest income................................................   $   229       $    44                     $   273
  Dividend income................................................     1,201           558                       1,759
                                                                   ----------   ------------       ---       ---------
    TOTAL INCOME.................................................     1,430           602                       2,032
EXPENSES:
  Investment advisory fees.......................................       924           252         $(28)(b)      1,148
    Less: Waived Fees............................................       (28)         (118)          37(d)        (109)
  Administration fees............................................       123            45          (46)(c)        122
  Shareholder servicing agent fees -- Investment Class...........         1            --                           1
  Distribution fee -- MSIF Class B, MAS Adviser Class (Pro
   Forma)........................................................        --             7                           7
  Custodian fees.................................................        46            30                          76
  Audit Fees.....................................................        12            21          (21)(e)         12
  Miscellaneous expenses.........................................        62            70          (10)(e)        122
    Less: Reimbursement of Expenses -- Investment Class..........       (24)           --           --            (24)
                                                                   ----------   ------------       ---       ---------
    TOTAL EXPENSES...............................................     1,116           307          (68)         1,355
  Expense Offset.................................................       (30)           --            3            (27)
                                                                   ----------   ------------       ---       ---------
    NET EXPENSES.................................................     1,086           307          (65)         1,328
                                                                   ----------   ------------       ---       ---------
NET INVESTMENT INCOME (LOSS).....................................       344           295           65            704
                                                                   ----------   ------------       ---       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss):
    Security transactions........................................    24,403        (9,094)                     15,309
                                                                   ----------   ------------                 ---------
  Total net realized gain........................................    24,403        (9,094)                     15,309
Change in unrealized appreciation/depreciation on investments....    38,391         4,425                      42,816
                                                                   ----------   ------------                 ---------
    NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............    62,794        (4,669)                     58,125
                                                                   ----------   ------------                 ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS......................................   $63,138       $(4,374)        $ 65        $58,829
                                                                   ----------   ------------       ---       ---------
                                                                   ----------   ------------       ---       ---------

              SEE NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                                   MAS FUNDS

                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

    Pro Forma Financial information is intended to provide shareholders of MAS Mid Cap Value Portfolio and MSIF Small Cap Value Equity Portfolio with information about the impact of the proposed merger by indicating how the merger might have affected the information had the merger been consummated as of September 30, 1997.

    The pro forma combined statements of assets and liabilities and results of operations as of September 30, 1997 have been prepared to reflect the merger of MAS Mid Cap Value Portfolio and MSIF Small Cap Value Equity Portfolio after giving effect to pro forma adjustments described in the notes below.

    (a) Acquisition by MAS Mid Cap Value Portfolio of MSIF Small Cap Value Equity Portfolio and issuance of MAS Mid Cap Value Portfolio, Institutional and Adviser Class shares in exchange for all of the outstanding shares of MSIF Small Cap Value Equity Portfolio Class A and B shares, respectively.

    (b) Investment advisory fees were adjusted to reflect the application of the fee structure for MAS Mid Cap Value Portfolio (0.75% of average net assets).

    (c) Administration fees were adjusted to reflect the application of the fee structure in effect as of September 30, 1997 for MAS Mid Cap Value Portfolio (0.08% of average net assets).

    (d) Waiver of investment advisory fees was adjusted to reflect the advisor's commitment to voluntarily waive fees in excess of 0.88% of average net assets for Institutional Class shares and 1.10% of average net assets for Investment Class shares. The Adviser Class shares were unfunded as of September 30, 1997.

    (e) Actual expenses incurred by the individual funds, for various expenses included on a pro forma basis, were reduced to reflect estimated savings arising from the merger.

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                        SMALL CAP VALUE EQUITY PORTFOLIO
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, JUNE 19, 1998

    The undersigned Shareholder(s) of the Small Cap Value Equity Portfolio ("Portfolio") of Morgan Stanley Institutional Fund, Inc. ("MSIF"), revoking previous proxies, hereby appoint(s) Michael F. Klein, Harold J. Schaaff, Jr., and Valerie Y. Lewis, and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on June 19, 1998, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Meeting on the proposal set forth below respecting the approval of the Agreement and Plan of Reorganization and Liquidation and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND WHICH
                RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

    1. To approve an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets and liabilities of the MSIF Small Cap Value Equity Portfolio to the MAS Funds ("MAS") Mid Cap Value Portfolio in exchange for shares of the MAS Mid Cap Value Portfolio; (ii) the distribution of the MAS Mid Cap Value Portfolio shares so received to shareholders of the MSIF Small Cap Value Equity Portfolio; and (iii) the termination under state law of the MSIF Small Cap Value Equity Portfolio.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    2. Not applicable.

    The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy/ Prospectus.

    This proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION PROVIDING FOR (I) THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE MSIF SMALL CAP VALUE EQUITY PORTFOLIO TO THE MAS MID CAP VALUE PORTFOLIO IN EXCHANGE FOR SHARES OF THE MAS MID CAP VALUE PORTFOLIO; (II) THE DISTRIBUTION OF THE MAS MID CAP VALUE PORTFOLIO SHARES SO RECEIVED TO SHAREHOLDERS OF THE MSIF SMALL CAP VALUE EQUITY PORTFOLIO; AND (III) THE TERMINATION UNDER STATE LAW OF THE MSIF SMALL CAP VALUE EQUITY PORTFOLIO, AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    PLEASE DATE, SIGN AND RETURN PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                         Dated: __________________________, 1998

                                         YOUR SIGNATURE(S) ON THIS PROXY SHOULD
                                         BE EXACTLY AS YOUR NAME OR NAMES APPEAR
                                         ON THIS PROXY. IF THE SHARES ARE HELD
                                         JOINTLY, EACH HOLDER SHOULD SIGN. IF
                                         SIGNING IS BY ATTORNEY, EXECUTOR,
                                         ADMINISTRATOR, DIRECTOR OR GUARDIAN,
                                         PLEASE PRINT YOUR FULL TITLE BELOW YOUR
                                         SIGNATURE.

                                         ---------------------------------------
                                         Signature

                                         ---------------------------------------
                                         Signature

                    MORGAN STANLEY INSTITUTIONAL FUND, INC.
                               BALANCED PORTFOLIO
            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, JUNE 19, 1998

    The undersigned Shareholder(s) of the Balanced Portfolio ("Portfolio") of Morgan Stanley Institutional Fund, Inc. ("MSIF"), revoking previous proxies, hereby appoint(s) Michael F. Klein, Harold J. Schaaff, Jr. and Valerie Y. Lewis, and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Portfolio to be held on June 19, 1998, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Meeting on the proposal set forth below respecting the approval of the Agreement and Plan of Reorganization and Liquidation and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND WHICH
                RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

    1. Not applicable.

    2. To approve an Agreement and Plan of Reorganization and Liquidation providing for (i) the transfer of all of the assets and liabilities of the MSIF Balanced Portfolio to the MAS Funds ("MAS") Balanced Portfolio in exchange for shares of the MAS Balanced Portfolio; (ii) the distribution of the MAS Balanced Portfolio shares so received to shareholders of the MSIF Balanced Portfolio; and
(iii) the termination under state law of the MSIF Balanced Portfolio.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

    The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy/ Prospectus.

    This proxy will, when properly executed, be voted as directed herein by the signing shareholder. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION PROVIDING FOR (I) THE TRANSFER OF ALL OF THE ASSETS AND LIABILITIES OF THE MSIF BALANCED PORTFOLIO TO THE MAS BALANCED PORTFOLIO IN EXCHANGE FOR SHARES OF THE MAS BALANCED PORTFOLIO;
(II) THE DISTRIBUTION OF THE MAS BALANCED PORTFOLIO SHARES SO RECEIVED TO SHAREHOLDERS OF THE MSIF BALANCED PORTFOLIO; AND (III) THE TERMINATION UNDER STATE LAW OF THE MSIF BALANCED PORTFOLIO, AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

    PLEASE DATE, SIGN AND RETURN PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                         Dated: __________________________, 1998

                                         YOUR SIGNATURE(S) ON THIS PROXY SHOULD
                                         BE EXACTLY AS YOUR NAME OR NAMES APPEAR
                                         ON THIS PROXY. IF THE SHARES ARE HELD
                                         JOINTLY, EACH HOLDER SHOULD SIGN. IF
                                         SIGNING IS BY ATTORNEY, EXECUTOR,
                                         ADMINISTRATOR, DIRECTOR OR GUARDIAN,
                                         PLEASE PRINT YOUR FULL TITLE BELOW YOUR
                                         SIGNATURE.

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                                         Signature

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                                         Signature